SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 2-96924

AMANA MUTUAL FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Nicholas F. Kaiser
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant's Telephone Number – (360) 734-9900

Date of fiscal year end: May 31, 2018
Date of reporting period: November 30, 2017

1. Report to Shareowners

(graphic omitted)

Amana Mutual Funds Trust

Semi-Annual Report

November 30, 2017	Income Fund AMANX | AMINX
Growth Fund AMAGX | AMIGX
Developing World Fund AMDWX | AMIDX
Participation Fund AMAPX | AMIPX

Performance Summary

(unaudited)

As of November 30, 2017

Average Annual Returns (before any taxes paid by shareowners)	1 Year	3 Year	5 Year	10 Year	15 Year	Expense Ratio[1]
Amana Income Fund Investor Shares (AMANX)	21.50%	8.22%	12.85%	7.89%	11.49%	1.13%
Amana Income Fund Institutional Shares(AMINX)	21.77%	8.49%	n/a	n/a	n/a	0.89%
Amana Growth Fund Investor Shares (AMAGX)	30.85%	10.89%	14.34%	8.43%	12.11%	1.10%
Amana Growth Fund Institutional Shares (AMIGX)	31.15%	11.14%	n/a	n/a	n/a	0.86%
Amana Developing World Fund Investor Shares (AMDWX)	17.05%	-1.63%	0.38%	n/a	n/a	1.35%
Amana Developing World Fund Institutional Shares (AMIDX)	17.16%	-1.37%	n/a	n/a	n/a	1.14%
Amana Participation Fund Investor Shares (AMAPX)	2.57%	n/a	n/a	n/a	n/a	0.92%
Amana Participation Fund Institutional Shares (AMIPX)	2.79%	n/a	n/a	n/a	n/a	0.68%

As of December 31, 2017

Average Annual Returns (before any taxes paid by shareowners)	1 Year	3 Year	5 Year	10 Year	15 Year	Expense Ratio[1]
Amana Income Fund Investor Shares (AMANX)	21.69%	8.93%	12.84%	8.05%	11.65%	1.13%
Amana Income Fund Institutional Shares (AMINX)	21.97%	9.20%	n/a	n/a	n/a	0.89%
Amana Growth Fund Investor Shares (AMAGX)	28.98%	11.39%	14.12%	8.59%	12.50%	1.10%
Amana Growth Fund Institutional Shares (AMIGX)	29.29%	11.64%	n/a	n/a	n/a	0.86%
Amana Developing World Fund Investor Shares (AMDWX)	21.39%	0.57%	0.36%	n/a	n/a	1.35%
Amana Developing World Fund Institutional Shares (AMIDX)	21.71%	0.85%	n/a	n/a	n/a	1.14%
Amana Participation Fund Investor Shares (AMAPX)	2.56%	n/a	n/a	n/a	n/a	0.92%
Amana Participation Fund Institutional Shares (AMIPX)	2.68%	n/a	n/a	n/a	n/a	0.68%

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results.Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-888-732-6262 or visiting www.amanafunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Amana Funds limit the securities they purchase to those consistent with Islamic principles, which limits opportunities and may affect performance.

The Amana Developing World Fund began operations September 28, 2009.

Institutional Shares of the Amana Income, Growth, and Developing World Funds began operations September 25, 2013.

The Amana Participation Fund began operations September 28, 2015.

A note about risk: Please see the Notes to Financial Statements beginning on page 36 for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Funds' prospectus or each Fund's summary prospectus.

1 By regulation, expense ratios shown in this table are as stated in the Funds' most recent prospectus which is dated September 21, 2017, and incorporates results for the fiscal year ended May 31, 2017. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods. Also by regulation, this page shows performance as of the most recent calendar quarter-end in addition to performance through the Funds' most recent fiscal period.

Please consider an investment's objective, risks, charges, and expenses carefully before investing. To obtain a free prospectus or summary prospectus that contains this and other important information on the Amana Funds, please call toll-free 1-888-732-6262 or visit www.amanafunds.com. Please read the prospectus or summary prospectus carefully before investing.

2	Semi-Annual Report	November 30, 2017

Fellow Shareowners:

Equity markets continued strongly for the six months ended November 30, 2017. Total return for the S&P 500 Index was 10.89%, and for the broader Dow Jones Islamic Market World Developed Index was 10.11%. Foreign markets performed as well, with the MSCI Emerging Markets Index up 13.03%. Islamic fixed-income markets were more subdued, with the Citi Sukuk Index rising just 1.31%.

The Amana Fund portfolios performed respectably compared to these domestic and foreign indices, which do not have operating expenses. Amana Growth Investor Shares gained 12.14%, Amana Income Investor Shares gained 10.85%, Amana Developing World Investor Shares rose 4.21%, and Amana Participation Investor Shares rose 0.33% for the six months. As expected, lower expenses allowed the Institutional class shares to post slightly better returns: Amana Growth 12.25%, Amana Income 10.96%, Amana Developing World 4.40%, and Amana Participation 0.44%.

The Amana Funds follow Islamic principles, which preclude most investments in the banking and financial sectors. We favor companies with low debt levels and strong balance sheets.

Government Reforms Power Markets

Culminating with federal tax reforms enacted at the end of December, markets in 2017 were boosted by numerous reforms favorable to the economy. New business investment and corporate hiring are strong to meet demand aided by quick depreciation and lower taxes. Unemployment is at "full employment" levels, and both compensation and consumer spending are rising. Common stocks benefit as profits increase, with increased dividends and stock buyback programs pushing up stock prices. Among trade efforts to increase US exports, a decline in the price of the US currency may boost exports the most.

Top Long-Term Results

As experienced investors, we know that gains or losses over a short interval tell an incomplete story compared to performance evaluated over a lengthier time span. That's why the recognition that Amana has received for long-term performance is so important to our shareowners. As of December 31, 2017, Morningstar has awarded Amana Income Fund a 5-star performance rating and Amana Growth Fund a 4-star performance rating for their returns over 10 years.

Furthermore, as of December 31, Amana Income and Amana Growth maintained strong long-term rankings in their respective mutual fund categories. Amana Income Investor Shares ranked in the top 2% in Morningstar's "Large Blend" category, out of 508 similar funds surviving for 15 years. Amana Growth Investor Shares ranked in the top 8% in the "Large Growth" category, out of 542 similar funds surviving for 15 years. Please refer to "Morningstar Ratings" on pages 6 and 7 for more details.

New Lower Fees

Beginning January 1, 2018, the Amana equity funds are operating with expenses lower by three to 10 basis points. The trustees approved an advisory fee reduction at their December 11, 2017, meeting whereby the Income, Growth, and Developing World Funds now pay 0.85% on the first $1 billion of a fund's average daily net assets, 0.75% on the next $1 billion, and 0.65% on assets over $2 billion. There is no change to the 0.50% advisory fee for the Participation Fund.

Amana Participation Fund Growing

Amana's fourth mutual fund portfolio began operations on September 28, 2015. The objectives of the Participation Fund are capital preservation and current income, consistent with Islamic principles. Assets as of November 30, 2017, were $47 million, up 24% from May 31, 2017.

The Fund invests primarily in income-producing notes and certificates issued by foreign governments, their agencies, and financial institutions in transactions structured to be in accordance with Islamic principles – commonly known as sukuk. While the risks of investing in foreign fixed-income issues are material, we believe the Amana Participation Fund offers investors seeking exposure to Islamic fixed-income an excellent opportunity. The Fund may be especially appealing to investors seeking a balance to the other three Amana Funds, which invest only in equities.

Amana Income Fund – 31 Years of Solid Investing

On June 23, 1986, Amana Income Fund began operations, with both Dr. Yaqub Mirza and Mr. Nicholas Kaiser as founding members of the board of trustees. From inception to November 30, 2017 – over 31 years – the Fund's Investor Shares provided an average annual return of 8.87% (after expenses). Few investment vehicles have such a long-term record of success.

As Dr. Mirza and Mr. Kaiser plan for eventual retirement, and as careful stewards, they are working to ensure the established methods of Amana's successful investing are continued by capable hands in the next generation.

As a group, the five Amana trustees are solidly committed to investing in Amana mutual funds. Including their affiliated accounts, they currently have over $18 million invested in the four mutual funds of the Trust.

Morningstar Awards Amana Highest Sustainability Ratings

The Morningstar Sustainability Rating™ for funds premiered in March of 2016 (see details on next page), giving investors across the globe a way to compare mutual fund portfolios based on an independent measure of sustainability. The Morningstar ratings are calculated using fund holdings data underpinned with company-level environmental, social, and governance (ESG) information from Sustainalytics, a leading provider of ESG research. All three Amana equity funds received Morningstar's highest "5 Globe" Sustainability Ratings at November 30, 2017.

Income Fund ranked in the first percentile of 1,219 funds in its category, and Growth Fund likewise ranked in the first percentile of 1,226 funds in its category. Developing World Fund ranked in the 10th percentile of 636 funds in its category.

We believe the high ratings the Amana Funds received provide strong evidence of the linkage between Islamic and sustainable investing. Investors are cautioned, however, that more than 100 vendors offer "sustainable" investments data, and that no accepted global measurement yet exists.

Respectfully,

(photo omitted)

Nicholas Kaiser,
President

(photo omitted)

M. Yaqub Mirza,
Independent Board Chairman

Amana Funds Portfolio Managers
(photo omitted)	Nicholas Kaiser MBA, CFA® Amana Income Fund, Amana Growth Fund Portfolio Manager	(photo omitted)	Patrick Drum MBA, CFA®, CFP® Amana Participation Fund Portfolio Manager

(photo omitted)	Scott Klimo CFA® Amana Developing World Fund Portfolio Manager Amana Income Fund, Amana Growth Fund Deputy Portfolio Manager	(photo omitted)	Bryce Fegley CFA®, CIPM® Amana Developing World Fund, Amana Participation Fund Deputy Portfolio Manager

(photo omitted)	Monem Salam MBA Amana Developing World Fund Deputy Portfolio Manager

4	Semi-Annual Report	November 30, 2017

Morningstar Sustainability Ratings™

As of November 30, 2017 (unaudited)

At Saturna Capital, we have long described ourselves as value and values-based investors. We believe our approach improves the likelihood of achieving superior investment results over the long term. Our approach also leads to investment portfolios we can be proud of from the perspective of Environmental, Social, and Governance (ESG) issues. Morningstar recently partnered with leading ESG research firm Sustainalytics to develop the Morningstar Sustainability Rating™ – here are the rated Amana fund's latest results:

Amana Income Fund		Amana Growth Fund
Investor Shares (AMANX)	Ø Ø Ø Ø Ø	Investor Shares (AMAGX)	Ø Ø Ø Ø Ø
Institutional Shares (AMINX)	Ø Ø Ø Ø Ø	Institutional Shares (AMIGX)	Ø Ø Ø Ø Ø
% Rank in Category: 1		% Rank in Category: 1
Among 1,219 Large Blend Funds		Among 1,226 Large Growth Funds

Amana Developing World Fund

The Morningstar Sustainability Rating™ gives investors across the globe a way to compare fund portfolios based on a standard measure of sustainability. The rating is a holdings-based calculation using company-level environmental, social, and governance (ESG) analytics from Sustainalytics.

Investor Shares (AMDWX)	Ø Ø Ø Ø Ø
Institutional Shares (AMIDX)	Ø Ø Ø Ø Ø
% Rank in Category: 10
Among 636 Diversified Emerging Markets Funds

The Morningstar Sustainability Rating and the Morningstar Portfolio Sustainability Score are not based on fund performance and are not equivalent to the Morningstar Rating ("Star Rating").

© 2017 Morningstar®. All rights reserved. Morningstar, Inc. is an independent fund performance monitor. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Morningstar Sustainability Ratings are as of November 30, 2017. The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund's portfolio are managing their environmental, social, and governance ("ESG") risks and opportunities relative to the fund's Morningstar category peers. The Morningstar Sustainability Rating calculation is a two-step process. First, each fund with at least 50% of assets covered by a company-level ESG score from Sustainalytics receives a Morningstar Portfolio Sustainability Score™. The Morningstar Portfolio Sustainability Score is an asset-weighted average of normalized company-level ESG scores with deductions made for controversial incidents by the issuing companies, such as environmental accidents, fraud, or discriminatory behavior. The Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Categories in which at least ten (10) funds receive a Portfolio Sustainability Score and is determined by each fund's rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe. A Sustainability Rating is assigned to any fund that has more than half of its underlying assets rated by Sustainalytics and is within a Morningstar Category with at least 10 scored funds; therefore, the rating it is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. Portfolios receive a Morningstar Portfolio Sustainability Score and Sustainability Rating one month and six business days after their reported as-of date based on the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics' ESG scores from the same month as the portfolio as-of date.

The Funds were rated on the following percentages of Assets Under Management:

Amana Income Fund 99%
Amana Growth Fund 99%
Amana Developing World Fund 76%

The Funds' portfolios are actively managed and are subject to change, which may result in a different Morningstar Sustainability Score and Rating.

% Rank in Category is the fund's percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

The Amana Participation Fund has not yet received a Morningstar Sustainability Rating.

Semi-Annual Report	November 30, 2017	5

Morningstar Ratings (as of November 30, 2017)

Morningstar™ Ratings[1]	1 Year	3 Year	5 Year	10 Year	15 Year	Overall
Amana Income Fund – "Large Blend" Category
Investor Shares (AMANX)	n/a	★ ★	★ ★	★ ★ ★ ★ ★	n/a	★ ★ ★ ★
% Rank in Category	54	76	81	40	2	n/a
Institutional Shares (AMINX)	n/a	★ ★	☆ ☆	☆ ☆ ☆ ☆ ☆	n/a	★ ★
% Rank in Category	50	72	79	35	2	n/a
Number of Funds in Category	1,392	1,219	1,083	797	510	1,219
Amana Growth Fund – "Large Growth" Category
Investor Shares (AMAGX)	n/a	★ ★ ★	★ ★ ★	★ ★ ★ ★	n/a	★ ★ ★ ★
% Rank in Category	30	49	70	47	7	n/a
Institutional Shares (AMIGX)	n/a	★ ★ ★	☆ ☆ ☆	☆ ☆ ☆ ☆	n/a	★ ★ ★
% Rank in Category	27	45	65	44	7	n/a
Number of Funds in Category	1,371	1,226	1,110	786	543	1,226
Amana Developing World Fund – "Diversified Emerging Markets" Category
Investor Shares (AMDWX)	n/a	★	★ ★	n/a	n/a	★ ★
% Rank in Category	97	99	92	n/a	n/a	n/a
Institutional Shares (AMIDX)	n/a	★	☆ ☆	n/a	n/a	★
% Rank in Category	97	98	92	n/a	n/a	n/a
Number of Funds in Category	796	636	454	n/a	n/a	636
Amana Participation Fund – "Emerging Markets Bond" Category
Investor Shares (AMAPX)	n/a	n/a	n/a	n/a	n/a	n/a
% Rank in Category	99	n/a	n/a	n/a	n/a	n/a
Institutional Shares (AMIPX)	n/a	n/a	n/a	n/a	n/a	n/a
% Rank in Category	99	n/a	n/a	n/a	n/a	n/a
Number of Funds in Category	288	n/a	n/a	n/a	n/a	n/a

1Source: Morningstar November 30, 2017 & December 31, 2017. Morningstar, Inc. is an independent fund performance monitor. The Morningstar Rating™ for funds, or "star rating", is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product's monthly excess performance (not including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods. Morningstar ratings represented as unshaded stars are based on extended performance. These extended performance ratings are based on the historical adjusted returns prior to the inception date of the institutional shares and reflect the historical performance of the investor shares, adjusted to reflect the fees and expenses of the institutional shares.

% Rank in Category is the fund's percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results.

6	Semi-Annual Report	November 30, 2017

Morningstar Ratings (as of December 31, 2017)

Morningstar™ Ratings[1]	1 Year	3 Year	5 Year	10 Year	15 Year	Overall
Amana Income Fund – "Large Blend" Category
Investor Shares (AMANX)	n/a	★ ★	★ ★	★ ★ ★ ★ ★	n/a	★ ★ ★ ★
% Rank in Category	32	74	82	40	2	n/a
Institutional Shares (AMINX)	n/a	★ ★ ★	☆ ☆	☆ ☆ ☆ ☆ ☆	n/a	★ ★ ★
% Rank in Category	27	70	79	35	2	n/a
Number of Funds in Category	1,396	1,217	1,079	800	508	1,217
Amana Growth Fund – "Large Growth" Category
Investor Shares (AMAGX)	n/a	★ ★ ★	★ ★	★ ★ ★ ★	n/a	★ ★ ★
% Rank in Category	42	49	74	45	8	n/a
Institutional Shares (AMIGX)	n/a	★ ★ ★	☆ ☆ ☆	☆ ☆ ☆ ☆	n/a	★ ★ ★
% Rank in Category	40	45	70	43	7	n/a
Number of Funds in Category	1,363	1,216	1,109	787	542	1,216
Amana Developing World Fund – "Diversified Emerging Markets" Category
Investor Shares (AMDWX)	n/a	★	★ ★	n/a	n/a	★ ★
% Rank in Category	95	99	92	n/a	n/a	n/a
Institutional Shares (AMIDX)	n/a	★	☆ ☆	n/a	n/a	★
% Rank in Category	94	98	91	n/a	n/a	n/a
Number of Funds in Category	806	647	467	n/a	n/a	647
Amana Participation Fund – "Emerging Markets Bond" Category
Investor Shares (AMAPX)	n/a	n/a	n/a	n/a	n/a	n/a
% Rank in Category	98	n/a	n/a	n/a	n/a	n/a
Institutional Shares (AMIPX)	n/a	n/a	n/a	n/a	n/a	n/a
% Rank in Category	98	n/a	n/a	n/a	n/a	n/a
Number of Funds in Category	295	n/a	n/a	n/a	n/a	n/a

Survivorship Bias: A concept in the mutual fund industry intended to describe the upward bias in aggregate fund statistics that occurs gradually over time as poorly performing funds are routinely closed or merged with better performing "survivors" and are therefore excluded from future performance calculations.

Semi-Annual Report	November 30, 2017	7

Amana Income Fund: Performance Summary

Average Annual Returns (as of November 30, 2017)

	1 Year	5 Year	10 Year	Expense Ratio[1]
Investor Shares (AMANX)	21.50%	12.85%	7.89%	1.13%
Institutional Shares (AMINX)[2]	21.77%	n/a	n/a	0.89%
S&P 500 Index	22.87%	15.73%	8.29%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on November 30, 2007, to an identical amount invested in the S&P 500 Index, a broad-based stock market index. The graph shows that an investment in Investor Shares of the Fund would have risen to $21,365 versus $22,199 in the Index. Investor Shares are used in this chart because they represent the larger share class in terms of assets and have a longer track record. Please note that investors cannot invest directly in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1] By regulation, expense ratios shown in this table are as stated in the Funds' most recent prospectus, which is dated September 21, 2017, and incorporates results for the fiscal year ended May 31, 2017. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent older fiscal periods..

[2]Institutional shares of the Amana Income Fund began operations September 25, 2013.

Fund Objective

The objectives of the Income Fund are current income and preservation of capital, consistent with Islamic principles; current income is its primary objective.

Top 10 Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
3M	4.4%	Large Pharma	17.1%	█
Microsoft	4.1%	Specialty Chemicals	7.2%	█
Rockwell Automation	4.1%	Household Products	6.8%	█
Eli Lilly	3.7%	Packaged Food	6.4%	█
Parker Hannifin	3.6%	Semiconductor Devices	6.1%	█
Illinois Tool Works	3.6%	Basic & Diversified Chemicals	5.8%	█
Microchip Technology	3.3%	Commercial & Residential Building Equipment & Systems	4.6%	█
Honeywell International	3.3%	Containers & Packaging	4.4%	█
PPG Industries	3.3%	Infrastructure Software	4.1%	█
DowDuPont	3.2%	Measurement Instruments	4.1%	█
		Flow Control Equipment	3.6%	█
		Industrial Machinery	3.6%	█
		Apparel, Footwear & Accessory Design	3.2%	█
		Rail Freight	2.9%	█
		Non Wood Building Materials	2.7%	█
		Automotive Retailers	2.5%	█
		Other Industries < 2.5%	12.3%	█
		Other Assets (net of liabilities)	2.6%	█

8	Semi-Annual Report	November 30, 2017

Amana Income Fund: Schedule of Investments

As of November 30, 2017
Common Stocks – 97.4%	Number of Shares	Cost	Market Value	Percentage of Assets

Consumer Discretionary

Apparel, Footwear & Accessory Design
Nike, Class B	760,000	$12,158,122	$45,919,200	3.2%

Automotive Retailers
Genuine Parts	382,000	15,016,749	35,514,540	2.5%

Home Improvement
Stanley Black & Decker	100,000	6,793,209	16,963,000	1.2%

		33,968,080	98,396,740	6.9%

Consumer Staples

Beverages
PepsiCo	250,000	15,481,726	29,130,000	2.1%

Household Products
Colgate-Palmolive	524,000	18,364,706	37,963,800	2.7%
Kimberly-Clark	230,000	13,960,736	27,544,800	1.9%
Procter & Gamble	150,000	7,902,175	13,498,500	0.9%
Unilever ADR	325,000	8,850,327	18,356,000	1.3%
		49,077,944	97,363,100	6.8%

Packaged Food
General Mills	600,000	19,156,589	33,936,000	2.4%
JM Smucker	185,000	9,946,573	21,583,950	1.5%
McCormick & Co	350,000	19,137,926	35,763,000	2.5%
		48,241,088	91,282,950	6.4%

		112,800,758	217,776,050	15.3%

Health Care

Large Pharma
AbbVie	350,000	9,148,095	33,922,000	2.4%
Bristol-Myers Squibb	650,000	15,185,381	41,073,500	2.9%
Eli Lilly	620,000	22,314,728	52,476,800	3.7%
GlaxoSmithKline ADR	342,007	11,738,923	11,990,765	0.8%
Johnson & Johnson	180,000	10,673,344	25,079,400	1.7%
Novartis ADR	450,000	22,518,080	38,610,000	2.7%
Pfizer	1,150,000	20,853,910	41,699,000	2.9%
		112,432,461	244,851,465	17.1%

Life Science Equipment
Abbott Laboratories	350,000	8,392,885	19,729,500	1.4%

		120,825,346	264,580,965	18.5%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2017	9

Amana Income Fund: Schedule of Investments

As of November 30, 2017
Common Stocks – 97.4%	Number of Shares	Cost	Market Value	Percentage of Assets

Industrials

Aircraft & Parts
United Technologies	250,000	$14,326,611	$30,362,500	2.1%

Commercial & Residential Building Equipment & Systems
Honeywell International	300,000	12,559,606	46,788,000	3.3%
Johnson Controls International	500,000	15,219,297	18,820,000	1.3%
		27,778,903	65,608,000	4.6%

Courier Services
United Parcel Service, Class B	180,000	10,479,500	21,861,000	1.5%

Flow Control Equipment
Parker Hannifin	275,000	12,527,667	51,559,750	3.6%

Industrial Distribution & Rental
W.W. Grainger	80,000	7,590,798	17,704,800	1.2%

Industrial Machinery
Illinois Tool Works	300,000	14,672,460	50,775,000	3.6%

Measurement Instruments
Rockwell Automation	300,000	13,657,124	57,924,000	4.1%

Rail Freight
Canadian National Railway	534,000	12,727,273	41,641,320	2.9%

		113,760,336	337,436,370	23.6%

Materials

Agricultural Chemicals
Potash Corp of Saskatchewan	300,000	8,019,681	5,895,000	0.4%

Basic & Diversified Chemicals
Air Products & Chemicals	200,000	11,099,528	32,608,000	2.3%
Methanex	300,000	5,849,587	15,975,000	1.1%
Praxair	220,000	16,103,769	33,862,400	2.4%
		33,052,884	82,445,400	5.8%

Containers & Packaging
3M	260,000	19,087,243	63,216,400	4.4%

Non Wood Building Materials
Carlisle	330,000	9,208,050	37,940,100	2.7%

Specialty Chemicals
DowDuPont	641,000	22,025,909	46,126,360	3.2%
PPG Industries	400,000	13,211,578	46,740,000	3.3%
RPM International	180,000	3,642,493	9,534,600	0.7%
		38,879,980	102,400,960	7.2%

		108,247,838	291,897,860	20.5%

Continued on next page.

10	Semi-Annual Report	November 30, 2017	The accompanying notes are an integral part of these financial statements.

Amana Income Fund: Schedule of Investments

As of November 30, 2017
Common Stocks – 97.4%	Number of Shares	Cost	Market Value	Percentage of Assets

Technology

Infrastructure Software
Microsoft	700,000	$15,492,855	$58,919,000	4.1%

Semiconductor Devices
Intel	900,000	19,537,540	40,356,000	2.8%
Microchip Technology	540,000	15,306,829	46,974,600	3.3%
		34,844,369	87,330,600	6.1%

Semiconductor Manufacturing
Taiwan Semiconductor ADR	850,048	8,455,615	33,661,901	2.4%

		58,792,839	179,911,501	12.6%

Total investments		$548,395,197	1,389,999,486	97.4%
Other assets (net of liabilities)			37,550,697	2.6%
Total net assets			$1,427,550,183	100.0%
ADR: American Depository Receipt

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2017	11

Amana Income Fund

Statement of Assets and Liabilities
As of November 30, 2017

Assets
Investments in securities, at value (Cost $548,395,197)	$1,389,999,486
Cash	33,338,325
Dividend receivable	5,134,830
Receivable for Fund shares sold	588,982
Insurance reserve premium	2,529
Total assets	1,429,064,152
Liabilities
Accrued advisor fee expense	986,363
Payable for Fund shares redeemed	404,038
Accrued distribution fee	67,221
Accrued retirement plan custodial fees	38,492
Accrued expenses	10,240
Accrued transfer agent fees	4,109
Accrued Chief Compliance Officer expense	3,506
Total liabilities	1,513,969
Net Assets	$1,427,550,183

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	$513,598,354
Undistributed net investment income	8,156,046
Accumulated net realized gain	64,191,494
Unrealized net appreciation on investments	841,604,289
Net assets applicable to Fund shares outstanding	$1,427,550,183

Net asset value per Investor Share	AMANX
Net assets, at value	$987,321,087
Shares outstanding	18,546,207
Net asset value, offering and redemption price per share	$53.24

Net asset value per Institutional Share	AMINX
Net assets, at value	$440,229,096
Shares outstanding	8,283,346
Net asset value, offering and redemption price per share	$53.15

Statement of Operations
Period ended November 30, 2017

Investment income
Dividend income (Net of foreign taxes of $317,185)	$15,251,114
Miscellaneous income	539
Total investment income	15,251,653
Expenses
Investment adviser fees	5,838,001
Distribution fees – Investor Shares	1,198,346
Chief Compliance Officer expenses	38,756
Professional fees	34,785
Custodian fees	32,855
Retirement plan custodian fees
Investor Shares	206
Institutional Shares	25,605
Transfer agent fees
Investor Shares	10,317
Institutional Shares	7,581
Filing and registration fees	16,151
Printing and postage	14,262
Trustee fees	9,596
Other expenses	8,118
Total gross expenses	7,234,579
Less custodian fee credits	(32,855)
Net expenses	7,201,724
Net investment income	$8,049,929

Net realized gain from investments and foreign currency	$25,712,639
Net increase in unrealized appreciation on investments	107,253,929
Net gain on investments	$132,966,568

Net increase in net assets resulting from operations	$141,016,497

12	Semi-Annual Report	November 30, 2017	The accompanying notes are an integral part of these financial statements.

Amana Income Fund

Statements of Changes in Net Assets	Period ended November 30, 2017	Year ended May 31, 2017
Increase (decrease) in net assets from operations
From operations
Net investment income	$8,049,929	$17,550,212
Net realized gain on investments	25,712,639	47,523,801
Net increase in unrealized appreciation	107,253,929	91,512,622
Net increase in net assets	141,016,497	156,586,635
Distributions to shareowners from
Net investment income
Investor Shares	-	(11,792,506)
Institutional Shares	-	(5,716,985)
Capital gains distribution
Investor Shares	-	(25,333,455)
Institutional Shares	-	(8,890,259)
Total distributions	-	(51,733,205)
Capital share transactions
Proceeds from the sale of shares
Investor Shares	38,502,807	97,155,830
Institutional Shares	53,608,969	154,775,632
Value of shares issued in reinvestment of dividends and distributions
Investor Shares	-	36,415,535
Institutional Shares	-	13,859,018
Cost of shares redeemed
Investor Shares	(106,885,666)	(303,321,730)
Institutional Shares	(28,289,985)	(57,412,792)
Total capital share transactions	(43,063,875)	(58,528,507)
Total increase (decrease) in net assets	97,952,622	46,324,923

Net assets
Beginning of year	1,329,597,561	1,283,272,638
End of year	1,427,550,183	1,329,597,561

Undistributed net investment income	$8,156,046	$106,117

Shares of the Fund sold and redeemed
Investor Shares (AMANX)
Number of shares sold	770,619	2,109,329
Number of shares issued in reinvestment of dividends and distributions	-	810,297
Number of shares redeemed	(2,147,739)	(6,613,192)
Net decrease in number of shares outstanding	(1,377,120)	(3,693,566)

Institutional Shares (AMINX)
Number of shares sold	1,074,031	3,390,066
Number of shares issued in reinvestment of dividends and distributions	-	308,618
Number of shares redeemed	(570,464)	(1,244,687)
Net increase in number of shares outstanding	503,567	2,453,997

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2017	13

Amana Income Fund: Financial Highlights

Investor Shares (AMANX)	Period ended	Year ended May 31
Selected data per share of outstanding capital stock throughout each period:	Nov. 30, 2017	2017	2016	2015	2014	2013
Net asset value at beginning of period	$48.03	$44.35	$47.01	$45.34	$38.79	$31.77
Income from investment operations
Net investment income	0.28A	0.59A	0.62A	0.58A	0.72A	0.58
Net gains (losses) on securities (both realized and unrealized)	4.93	4.90	(0.38)	2.10	6.56	7.03
Total from investment operations	5.21	5.49	0.24	2.68	7.28	7.61
Less distributions
Dividends (from net investment income)	-	(0.58)	(0.65)	(0.60)	(0.73)	(0.58)
Distributions (from capital gains)	-	(1.23)	(2.25)	(0.41)	-	(0.01)
Total distributions	-	(1.81)	(2.90)	(1.01)	(0.73)	(0.59)
Paid-in capital from early redemption fees	n/a	n/a	n/a	n/a	n/a	0.00B

Net asset value at end of period	$53.24	$48.03	$44.35	$47.01	$45.34	$38.79

Total Return	10.85%C	12.67%	0.81%	5.94%	18.82%	24.08%

Ratios / supplemental data
Net assets ($000), end of period	$987,321	$956,977	$1,047,345	$1,357,567	$1,524,471	$1,433,461
Ratio of expenses to average net assets
Before custodian fee credits	1.14%D	1.13%	1.15%	1.13%	1.15%	1.19%
After custodian fee credits	1.13%D	1.12%	1.14%	1.12%	1.14%	1.18%
Ratio of net investment income after custodian fee credits to average net assets	1.12%D	1.29%	1.41%	1.26%	1.71%	1.58%
Portfolio turnover rate	0%C	1%	0%	0%	1%	1%

Institutional Shares (AMINX)	Period ended	Year ended May 31,			Period ended E
Selected data per share of outstanding capital stock throughout each period:	Nov. 30, 2017	2017	2016	2015	May 31, 2014
Net asset value at beginning of period	$47.90	$44.30	$46.97	$45.30	$40.66
Income from investment operations
Net investment income	0.33A	0.70A	0.75A	0.72A	0.69A
Net gains (losses) on securities (both realized and unrealized)	4.92	4.90	(0.40)	2.09	4.79
Total from investment operations	5.25	5.60	0.35	2.81	5.48
Less distributions
Dividends (from net investment income)	-	(0.77)	(0.77)	(0.73)	(0.84)
Distributions (from capital gains)	-	(1.23)	(2.25)	(0.41)	-
Total distributions	-	(2.00)	(3.02)	(1.14)	(0.84)

Net asset value at end of period	$53.15	$47.90	$44.30	$46.97	$45.30

Total Return	10.96%C	12.96%	1.06%	6.22%	13.53%C

Ratios / supplemental data
Net assets ($000), end of period	$440,229	$372,621	$235,928	$150,831	$83,805
Ratio of expenses to average net assets
Before custodian fee credits	0.90%D	0.89%	0.90%	0.88%	0.90%D
After custodian fee credits	0.90%D	0.89%	0.89%	0.87%	0.90%D
Ratio of net investment income after custodian fee credits to average net assets	1.36%D	1.52%	1.71%	1.54%	2.32%D
Portfolio turnover rate	0%C	1%	0%	0%	1%C

A Calculated using average shares outstanding
B Amount is less than $0.01
C Not Annualized
D Annualized
E Operations commenced on 09/25/2013

14	Semi-Annual Report	November 30, 2017	The accompanying notes are an integral part of these financial statements.

Amana Growth Fund: Performance Summary

As of November 30, 2017

Average Annual Returns

	1 Year	5 Year	10 Year	Expense Ratio¹
Investor Shares (AMAGX)	30.85%	14.34%	8.43%	1.10%
Institutional Shares (AMIGX)²	31.15%	n/a	n/a	0.86%
S&P 500 Index	22.87%	15.73%	8.29%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on November 30, 2007, to an identical amount invested in the S&P 500 Index, a broad-based stock market index. The graph shows that an investment in Investor Shares of the Fund would have risen to $22,466 versus $22,199 in the Index. Investor Shares are used in this chart because they represent the larger share class in terms of assets and have a longer track record. Please note that investors cannot invest directly in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, expense ratios shown in this table are as stated in the Funds' most recent prospectus, which is dated September 21, 2017, and incorporates results for the fiscal year ended May 31, 2017. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

² Institutional shares of the Amana Growth Fund began operations September 25, 2013.

Fund Objective

The objective of the Growth Fund is long-term capital growth, consistent with Islamic principles.

Top 10 Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Adobe Systems	5.4%	Application Software	11.7%	█
Apple	5.1%	Large Pharma	10.4%	█
Intuit	4.2%	Household Products	8.8%	█
Trimble	3.7%	Communications Equipment	8.4%	█
Amgen	3.7%	Semiconductor Manufacturing	6.1%	█
Agilent Technologies	3.7%	Semiconductor Devices	5.6%	█
Johnson & Johnson	3.4%	Rail Freight	5.2%	█
Estee Lauder, Class A	3.4%	Measurement Instruments	5.0%	█
Alphabet, Class A	3.3%	Biotech	4.9%	█
Church & Dwight	3.3%	Life Science Equipment	3.7%	█
		Aircraft & Parts	3.3%	█
		Building Sub Contractors	3.3%	█
		Internet Media	3.3%	█
		Specialty Apparel Stores	3.1%	█
		Home Products Stores	3.0%	█
		Other Industries < 3.0%	12.8%	█
		Other assets (net of liabilities)	1.4%	█

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2017	15

Amana Growth Fund: Schedule of Investments

As of November 30, 2017

Common Stocks — 98.6%	Number of Shares	Cost	Market Value	Percentage of Assets

Communications

Internet Based Services
TripAdvisor, Class A¹	25,000	$1,161,119	$865,500	0.1%

Internet Media
Alphabet, Class A¹	55,000	14,419,301	56,989,350	3.3%

		15,580,420	57,854,850	3.4%

Consumer Discretionary

Home & Office Product Wholesalers
Fastenal	600,000	13,668,571	31,434,000	1.8%

Home Products Stores
Lowe's	600,000	13,707,440	50,022,000	3.0%

Specialty Apparel Stores
TJX Companies	700,000	15,131,550	52,885,000	3.1%

		42,507,561	134,341,000	7.9%

Consumer Staples

Beverages
PepsiCo	235,000	14,445,016	27,382,200	1.6%

Household Products
Church & Dwight	1,200,000	21,472,365	56,508,000	3.3%
Clorox	250,000	13,936,595	34,822,500	2.1%
Estee Lauder, Class A	458,594	16,624,230	57,246,289	3.4%
		52,033,190	148,576,789	8.8%

		66,478,206	175,958,989	10.4%

Health Care

Biotech
Amgen	355,000	18,341,782	62,359,300	3.7%
Celgene¹	200,000	7,547,036	20,166,000	1.2%
		25,888,818	82,525,300	4.9%

Large Pharma
Eli Lilly	610,000	20,873,827	51,630,400	3.0%
Johnson	420,000	25,247,246	58,518,600	3.4%
Novartis ADR	175,000	6,525,188	15,015,000	0.9%
Novo Nordisk ADR	1,002,195	7,665,243	51,883,635	3.1%
		60,311,504	177,047,635	10.4%

Life Science Equipment
Agilent Technologies	900,000	16,302,137	62,316,000	3.7%

Medical Devices
Stryker	300,000	15,657,168	46,800,000	2.8%

Medical Equipment
Dentsply Sirona	215,000	6,611,724	14,407,150	0.8%

		124,771,351	383,096,085	22.6%

Continued on next page.

16	Semi-Annual Report	November 30, 2017	The accompanying notes are an integral part of these financial statements.

Amana Growth Fund: Schedule of Investments

As of November 30, 2017

Common Stocks — 98.6%	Number of Shares	Cost	Market Value	Percentage of Assets

Industrials

Aircraft & Parts
Harris	390,000	$11,806,300	$56,355,000	3.3%

Building Sub Contractors
EMCOR Group	682,750	14,388,860	55,145,718	3.3%

Measurement Instruments
Keysight Technologies¹	500,000	8,390,911	21,750,000	1.3%
Trimble¹	1,500,000	15,966,794	62,985,000	3.7%
		24,357,705	84,735,000	5.0%

Metalworking Machinery
Lincoln Electric Holdings	360,000	8,253,710	32,810,400	2.0%

Rail Freight
Norfolk Southern	300,000	16,971,675	41,589,000	2.4%
Union Pacific	370,000	20,957,951	46,805,000	2.8%
		37,929,626	88,394,000	5.2%

		96,736,201	317,440,118	18.8%

Technology

Application Software
Adobe Systems¹	500,000	15,437,480	90,735,000	5.4%
Intuit	450,000	15,564,740	70,749,000	4.2%
SAP ADR	316,379	19,947,795	35,861,560	2.1%
		50,950,015	197,345,560	11.7%

Communications Equipment
Apple	504,000	1,526,905	86,612,400	5.1%
Cisco Systems	1,500,000	26,759,130	55,950,000	3.3%
		28,286,035	142,562,400	8.4%

Information Services
Gartner¹	180,000	6,186,410	21,760,200	1.3%

Infrastructure Software
Oracle	650,000	12,885,855	31,889,000	1.9%

IT Services
Convergys	351,033	3,139,140	8,663,494	0.5%

Semiconductor Devices
Qualcomm	800,000	30,482,851	53,072,000	3.1%
Xilinx	600,000	14,947,540	41,706,000	2.5%
		45,430,391	94,778,000	5.6%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2017	17

Amana Growth Fund: Schedule of Investments

As of November 30, 2017

Common Stocks — 98.6%	Number of Shares	Cost	Market Value	Percentage of Assets

Technology (continued)

Semiconductor Manufacturing
ASML	308,000	$10,937,644	$54,060,160	3.2%
Taiwan Semiconductor ADR	1,243,297	12,977,323	49,234,561	2.9%
		23,914,967	103,294,721	6.1%

		170,792,813	600,293,375	35.5%

Total investments		$516,866,552	1,668,984,417	98.6%
Other assets (net of liabilities)			23,505,198	1.4%
Total net assets			$1,692,489,615	100.0%
¹ Non-income producing security ADR: American Depositary Receipt

18	Semi-Annual Report	November 30, 2017	The accompanying notes are an integral part of these financial statements.

Amana Growth Fund

Statement of Assets and Liabilities
As of November 30, 2017

Assets
Investments in securities, at value (Cost $516,866,552)	$1,668,984,417
Cash	20,365,669
Dividend receivable	4,630,968
Receivable for Fund shares sold	505,649
Total Assets	1,694,486,703
Liabilities
Accrued advisor fee expense	1,137,099
Payable for Fund shares redeemed	615,610
Accrued expenses	110,500
Accrued distribution fee	79,309
Payable to affiliates	49,756
Accrued audit fees	12,500
Accrued Chief Compliance Officer expense	6,296
Accrued transfer agent fees	5,147
Total liabilities	1,997,088
Net Assets	$1,692,489,615

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	$374,070,292
Undistributed net investment income	8,287,710
Accumulated net realized gain	158,013,748
Unrealized net appreciation on investments	1,152,117,865
Net assets applicable to Fund shares outstanding	$1,692,489,615

Net asset value per Investor Share	AMAGX
Net assets, at value	$1,163,856,785
Shares outstanding	30,151,231
Net asset value, offering and redemption price per share	$38.60

Net asset value per Institutional Share	AMIGX
Net assets, at value	$528,632,830
Shares outstanding	13,637,477
Net asset value, offering and redemption price per share	$38.76

Statement of Operations
Period ended November 30, 2017

Investment income
Dividend income (net of foreign taxes of $424,501)	$12,340,632
Miscellaneous income	466
Total investment income	12,341,098
Expenses
Investment adviser fees	6,697,054
Distribution fees – Investor Shares	1,397,359
Chief Compliance Officer expenses	39,282
Custodian fees	38,727
Retirement plan custodial fees
Investor Shares	217
Institutional Shares	35,218
Professional fees	30,815
Transfer agent fees
Investor Shares	13,715
Institutional Shares	8,649
Filing and registration fees	14,155
Printing and postage	13,800
Trustee fees	10,822
Other expenses	7,583
Total gross expenses	8,307,396
Less custodian fee credits	(38,727)
Net expenses	8,268,669
Net investment income	$4,072,429

Net realized gain from investments and foreign currency	$25,812,414
Net increase in unrealized appreciation on investments	155,539,605
Net gain on investments	$181,352,019

Net increase in net assets resulting from operations	$185,424,448

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2017	19

Amana Growth Fund

Statements of Changes in Net Assets	Period ended November 30, 2017	Year ended May 31, 2017
Increase (decrease) in net assets from operations
From operations
Net investment income	$4,072,429	$9,500,953
Net realized gain on investment	25,812,414	251,091,048
Net increase in unrealized appreciation	155,539,605	(2,649,338)
Net increase in net assets	185,424,448	257,942,663
Distributions to shareowners from
Net investment income
Investor Shares	-	(7,429,310)
Institutional Shares	-	(2,989,475)
Capital gains distribution
Investor Shares	-	(129,000,764)
Institutional Shares	-	(42,962,080)
Total distributions	-	(182,381,629)
Capital share transactions
Proceeds from the sale of shares
Investor Shares	39,974,580	88,289,510
Institutional Shares	57,848,270	173,453,886
Value of shares issued in reinvestment of dividends and distributions
Investor Shares	-	134,544,341
Institutional Shares	-	42,815,699
Cost of shares redeemed
Investor Shares	(118,094,407)	(447,219,752)
Institutional Shares	(28,850,610)	(255,666,168)
Total capital share transactions	(49,122,167)	(263,782,484)
Total increase (decrease) in net assets	136,302,281	(188,221,450)

Net assets
Beginning of year	1,556,187,334	1,744,408,784
End of year	1,692,489,615	1,556,187,334

Undistributed net investment income	$8,287,710	$4,215,281

Shares of the Fund sold and redeemed
Investor Shares (AMAGX)
Number of shares sold	1,108,374	2,669,831
Number of shares issued in reinvestment of dividends and distributions	-	4,475,860
Number of shares redeemed	(3,304,605)	(13,722,637)
Net decrease in number of shares outstanding	(2,196,231)	(6,576,946)

Institutional Shares (AMIGX)
Number of shares sold	1,614,979	5,190,872
Number of shares issued in reinvestment of dividends and distributions	-	1,421,504
Number of shares redeemed	(801,363)	(7,617,702)
Net increase (decrease) in number of shares outstanding	813,616	(1,005,326)

20	Semi-Annual Report	November 30, 2017	The accompanying notes are an integral part of these financial statements.

Amana Growth Fund: Financial Highlights

Investor Shares (AMAGX)	Period ended	Year ended May 31,
Selected data per share of outstanding capital stock throughout each period:	Nov. 30, 2017	2017	2016	2015	2014	2013
Net asset value at beginning of period	$34.42	$33.05	$35.14	$33.22	$29.03	$25.32
Income from investment operations
Net investment income	0.08A	0.17A	0.18A	0.13A	0.12A	0.13
Net gains on securities (both realized and unrealized)	4.10	5.30	0.09	4.02	5.10	3.65
Total from investment operations	4.18	5.47	0.27	4.15	5.22	3.78
Less distributions
Dividends (from net investment income)	-	(0.22)	(0.17)	(0.13)	(0.19)	(0.07)
Distributions (from capital gains)	-	(3.88)	(2.19)	(2.10)	(0.84)	-
Total distributions	-	(4.10)	(2.36)	(2.23)	(1.03)	(0.07)
Paid-in capital from early redemption fees	n/a	n/a	n/a	n/a	n/a	0.00B

Net asset value at end of period	$38.60	$34.42	$33.05	$35.14	$33.22	$29.03

Total Return	12.14%C	18.38%	1.06%	12.66%	18.12%	14.94%

Ratios / supplemental data
Net assets ($000), end of period	$1,163,857	$1,113,440	$1,286,511	$1,879,365	$1,890,187	$2,185,221
Ratio of expenses to average net assets
Before custodian fee credits	1.11%D	1.10%	1.09%	1.08%	1.10%	1.11%
After custodian fee credits	1.11%D	1.09%	1.09%	1.08%	1.09%	1.11%
Ratio of net investment income after custodian fee credits to average net assets	0.44%D	0.52%	0.54%	0.38%	0.39%	0.44%
Portfolio turnover rate	0%C	0%E	0%	0%	0%	1%

Institutional Shares (AMIGX)	Period ended	Year ended May 31			Period ended F
Selected data per share of outstanding capital stock throughout each period:	Nov. 30, 2017	2017	2016	2015	May 31, 2014
Net asset value at beginning of period	$34.53	$33.11	$35.17	$33.23	$30.45
Income from investment operations
Net investment income	0.12A	0.26A	0.29A	0.25A	0.16A
Net gains on securities (both realized and unrealized)	4.11	5.31	0.07	3.97	3.70
Total from investment operations	4.23	5.57	0.36	4.22	3.86
Less distributions
Dividends (from net investment income)	-	(0.27)	(0.23)	(0.18)	(0.24)
Distributions (from capital gains)	-	(3.88)	(2.19)	(2.10)	(0.84)
Total distributions	-	(4.15)	(2.42)	(2.28)	(1.08)

Net asset value at end of period	$38.76	$34.53	$33.11	$35.17	$33.23

Total Return	12.25%C	18.67%	1.31%	12.88%	12.82%C

Ratios / supplemental data
Net assets ($000), end of period	$528,633	$442,747	$457,898	$172,281	$94,349
Ratio of expenses to average net assets
Before custodian fee credits	0.88%D	0.86%	0.85%	0.83%	0.87%D
After custodian fee credits	0.87%D	0.85%	0.85%	0.83%	0.87%D
Ratio of net investment income after custodian fee credits to average net assets	0.68%D	0.78%	0.89%	0.65%	0.70%D
Portfolio turnover rate	0%C	0%E	0%	0%	0%C

A Calculated using average shares outstanding
BAmount is less than $0.01
C Not annualized
DAnnualized
EAmount is less than 0.5%
FOperations commenced on 09/25/2013

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2017	21

Amana Developing World Fund: Performance Summary

As of November 30, 2017

Average Annual Returns

	1 Year	5 Year	10 Year	Expense Ratio¹
Investor Shares (AMDWX)²	17.05%	0.38%	n/a	1.35%
Institutional Shares (AMIDX)²	17.16%	n/a	n/a	1.14%
MSCI Emerging Markets Index	32.82%	4.61%	1.36%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on September 28, 2009, to an identical amount invested in the MSCI Emerging Markets Index, a broad-based international equity index. The graph shows that an investment in Investor Shares of the Fund would have fallen to $10,558 versus rising to $14,864 in the Index. Investor Shares are used in this chart because they have a longer track record. Please note that investors cannot invest directly in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, expense ratios shown in this table are as stated in the Funds' most recent prospectus, which is dated September 21, 2017, and incorporates results for the fiscal year ended May 31, 2017. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

² The Amana Developing World Fund commenced operations September 28, 2009. Institutional shares of the Amana Developing World Fund began operations September 25, 2013.

Fund Objective

The objective of the Developing World Fund is long-term capital growth, consistent with Islamic principles.

Top 10 Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Tencent Holdings ADR	6.1%	Apparel, Footwear & Accessory Design	6.4%	█
Clicks Group	4.1%	Application Software	6.1%	█
SM Prime Holdings	3.8%	Telecom Carriers	4.8%	█
Samsonite International	3.5%	Household Products	4.6%	█
Telekomunikasi Indonesia ADR	3.1%	Health Care Facilities	4.2%	█
VF	2.9%	Food & Drug Stores	4.1%	█
Baidu ADR	2.8%	Airlines	3.8%	█
Taiwan Semiconductor ADR	2.7%	Real Estate Owners & Developers	3.8%	█
Unilever ADR	2.7%	Generic Pharma	3.4%	█
Techtronic Industries	2.7%	Specialty Pharma	3.4%	█
		Internet Media	2.8%	█
		Utility Networks	2.8%	█
		Home Improvement	2.7%	█
		Semiconductor Manufacturing	2.7%	█
		Other Industies < 2.5%	21.9%	█
		Other assets (net of liabilities)	22.5%	█

22	Semi-Annual Report	November 30, 2017	The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund: Schedule of Investments

As of November 30, 2017

Common Stocks — 77.5%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Communications

Internet Media
Baidu ADR²	3,500	$241,481	$835,030	China³	2.8%

Telecom Carriers
Advanced Info Service	99,000	725,933	529,717	Thailand	1.7%
Telekomunikasi Indonesia ADR	30,000	540,800	932,400	Indonesia	3.1%
		1,266,733	1,462,117		4.8%

		1,508,214	2,297,147		7.6%

Consumer Discretionary

Airlines
Bangkok Airways Public Company NVDR	1,140,000	685,317	625,106	Thailand	2.0%
Copa Holdings, Class A	4,000	546,498	536,760	Panama	1.8%
		1,231,815	1,161,866		3.8%

Apparel, Footwear & Accessory Design
Samsonite International	259,800	773,757	1,074,333	Hong Kong³	3.5%
VF	12,000	310,438	875,520	United States	2.9%
		1,084,195	1,949,853		6.4%

Automobiles
Ford Otomotiv Sanayi	52,500	536,206	740,077	Turkey	2.4%

Home Improvement
Techtronic Industries	140,000	591,316	811,639	Hong Kong	2.7%

Jewelry & Watch Stores
Pandora	5,000	621,454	501,916	Denmark	1.7%

		4,064,986	5,165,351		17.0%

Consumer Staples

Food & Drug Stores
Clicks Group	98,000	596,646	1,247,548	South Africa	4.1%

Household Products
Colgate-Palmolive	8,000	348,010	579,600	United States	1.9%
Unilever ADR	14,700	592,155	830,256	United Kingdom	2.7%
		940,165	1,409,856		4.6%

Packaged Food
Indofood CBP Sukses Makmur	800,000	424,798	500,688	Indonesia	1.7%

		1,961,609	3,158,092		10.4%

Energy

Exploration & Production
CNOOC ADR	1,800	337,271	246,312	China	0.8%

		337,271	246,312		0.8%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2017	23

Amana Developing World Fund: Schedule of Investments

As of November 30, 2017

Common Stocks — 77.5%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Financials

Islamic Banking
BIMB Holdings	531,000	$650,958	$558,790	Malaysia	1.9%

Real Estate Owners & Developers
SM Prime Holdings	1,610,000	619,395	1,161,761	Philippines	3.8%

		1,270,353	1,720,551		5.7%

Health Care

Generic Pharma
Aspen Pharmacare	28,000	448,859	627,869	South Africa	2.0%
Dr. Reddy's Laboratories ADR	12,000	533,903	420,240	India	1.4%
		982,762	1,048,109		3.4%

Health Care Facilities
Bangkok Dusit Medical Services NVDR	380,000	238,695	248,043	Thailand	0.8%
IHH Healthcare	300,000	391,875	414,176	Malaysia	1.4%
KPJ Healthcare	2,535,992	592,100	602,067	Malaysia	2.0%
		1,222,670	1,264,286		4.2%

Specialty Pharma
Genomma Lab Internacional, Class B²	273,500	615,641	324,499	Mexico	1.1%
Kalbe Farma	5,900,000	554,771	698,152	Indonesia	2.3%
		1,170,412	1,022,651		3.4%

		3,375,844	3,335,046		11.0%

Industrials

Agricultural Machinery
Turk Traktor ve Ziraat Makineleri	13,500	418,637	254,577	Turkey	0.8%

Logistics Services
Kerry Logistics Network	400,000	583,456	536,204	China³	1.8%

Rail Freight
Kansas City Southern Industries	6,500	437,054	576,615	United States	2.4%

Transport Support Services
Grupo Aeroportuario Sureste ADR	1,350	297,912	241,799	Mexico	0.8%

		1,737,059	1,761,490		5.8%

Materials

Precious Metal Mining
Randgold Resources ADR	7,500	731,791	688,200	South Africa	2.3%

		731,791	688,200		2.3%

Continued on next page.

24	Semi-Annual Report	November 30, 2017	The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund: Schedule of Investments

As of November 30, 2017

Common Stocks — 77.5%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Technology

Application Software
Tencent Holdings ADR	36,000	$693,470	$1,842,300	China	6.1%

Communications Equipment
Samsung Electronics	200	487,425	470,693	South Korea	1.6%

Semiconductor Manufacturing
Taiwan Semiconductor ADR	21,000	843,194	831,600	Taiwan	2.7%

		2,024,089	3,144,593		10.4%

Utilities

Integrated Utilities
Aboitiz Power	815,000	711,370	637,646	Philippines	2.1%

Power Generation
Manila Electric	80,000	517,224	501,047	Philippines	1.6%

Utility Networks
Enersis Americas ADR	10,000	116,072	98,200	Chile	0.3%
Hong Kong & China Gas	383,570	661,271	750,105	China³	2.5%
		777,343	848,305		2.8%

		2,005,937	1,986,998		6.5%

Total Common Stock		$19,017,153	$23,503,780		77.5%

Warrants — 0.0%[4]	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Financials

Islamic Banking
BIMB Holdings Warrants²	80,000	$-	$5,380	Malaysia	0.0%[4]

Total Warrants			5,380		0.0%[4]

Total investments	$19,017,153		23,509,160		77.5%
Other assets (net of liabilities)			6,843,161		22.5%
Total net assets			$30,352,321		100.0%

¹ Country of domicile unless otherwise indicated
² Non-Income producing security
³ Denotes a country or region of primary exposure
[4] Amount is less than 0.05%

ADR: American Depositary Receipt
NVDR: Thai Non-Voting Depository

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2017	25

Amana Developing World Fund: Schedule of Investments

As of November 30, 2017

Countries

26	Semi-Annual Report	November 30, 2017	The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund

Statement of Assets and Liabilities
As of November 30, 2017

Assets
Investments in securities, at value (Cost $19,017,153)	$23,509,160
Cash	7,346,094
Receivable for Fund shares sold	9,501
Dividend receivable	9,125
Miscellaneous receivable	7,736
Prepaid expenses	3,979
Total Assets	30,885,595
Liabilities
Payable for security purchases	487,425
Accrued adviser fee expense	23,967
Payable for Fund shares redeemed	11,473
Accrued retirement plan custodial fees	8,558
Accrued distribution fee	1,018
Accrued transfer agent fees	687
Accrued Chief Compliance Officer expenses	146
Total liabilities	533,274
Net Assets	$30,352,321

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	$30,773,119
Undistributed net investment income	46,333
Accumulated net realized loss	(4,958,790)
Unrealized net appreciation on investments	4,491,659
Net assets applicable to Fund shares outstanding	$30,352,321

Net asset value per Investor Share	AMDWX
Net assets, at value	$14,827,277
Shares outstanding	1,425,376
Net asset value, offering and redemption price per share	$10.40

Net asset value per Institutional Share	AMIDX
Net assets, at value	$15,525,044
Shares outstanding	1,488,224
Net asset value, offering and redemption price per share	$10.43

Statement of Operations
Period ended November 30, 2017

Investment income
Dividend income (net of foreign taxes of $22,873)	$222,020
Miscellaneous income	29
Total investment income	222,049
Expenses
Investment adviser fees	144,856
Distribution fees – Investor Shares	18,501
Filing and registration fees	13,822
Custodian fees	6,568
Retirement plan custodial fees
Investor Shares	86
Institutional Shares	6,089
Professional fees	5,879
Transfer agent fees
Investor Shares	1,832
Institutional Shares	1,468
Printing and postage	2,144
Other expenses	543
Chief Compliance Officer expenses	452
Trustee fees	318
Total gross expenses	202,558
Less custodian fee credits	(6,568)
Net expenses	195,990
Net investment income	$26,059

Net realized gain from investments and foreign currency	$581,570
Net increase in unrealized appreciation on investments and foreign currency	643,212
Net gain on investments	$1,224,782

Net increase in net assets resulting from operations	$1,250,841

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2017	27

Amana Developing World Fund

Statements of Changes in Net Assets	Period ended November 30, 2017	Year ended May 31, 2017
Increase in net assets from operations
From operations
Net investment income	$26,059	$129,828
Net realized gain on investment	581,570	246,023
Net increase in unrealized appreciation	643,212	1,352,008
Net increase in net assets	1,250,841	1,727,859
Distributions to shareowners from
Net investment income
Investor Shares	-	(35,702)
Institutional Shares	-	(83,905)
Total distributions	-	(119,607)
Capital share transactions
Proceeds from the sale of shares
Investor Shares	1,722,760	4,033,248
Institutional Shares	4,106,512	7,792,468
Value of shares issued in reinvestment of dividends and distributions
Investor Shares	-	35,558
Institutional Shares	-	83,755
Cost of shares redeemed
Investor Shares	(2,336,562)	(7,754,136)
Institutional Shares	(3,414,481)	(1,897,285)
Total capital share transactions	78,229	2,293,608
Total increase in net assets	1,329,070	3,901,860

Net assets
Beginning of year	29,023,251	25,121,391
End of year	30,352,321	29,023,251

Undistributed net investment income	$46,333	$20,274

Shares of the Fund sold and redeemed
Investor Shares (AMDWX)
Number of shares sold	168,566	426,044
Number of shares issued in reinvestment of dividends and distributions	-	4,027
Number of shares redeemed	(229,004)	(840,000)
Net decrease in number of shares outstanding	(60,438)	(409,929)

Institutional Shares (AMIDX)
Number of shares sold	398,848	836,582
Number of shares issued in reinvestment of dividends and distributions	-	9,475
Number of shares redeemed	(331,818)	(203,654)
Net increase in number of shares outstanding	67,030	642,403

28	Semi-Annual Report	November 30, 2017	The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund: Financial Highlights

Investor Shares (AMDWX)	Period ended	Year ended May 31,
Selected data per share of outstanding capital stock throughout each period:	Nov. 30, 2017	2017	2016	2015	2014	2013
Net asset value at beginning of period	$9.97	$9.38	$10.29	$10.88	$10.94	$9.90
Income from investment operations
Net investment income	0.00A, B	0.04A	0.03A	0.05A	0.01A	0.06
Net gains (losses) on securities (both realized and unrealized)	0.43	0.57	(0.89)	(0.62)	(0.03)	0.98
Total from investment operations	0.43	0.61	(0.86)	(0.57)	(0.02)	1.04
Less distributions
Dividends (from net investment income)	-	(0.02)	(0.05)	(0.02)	(0.04)	-
Total distributions	-	(0.02)	(0.05)	(0.02)	(0.04)	-
Paid-in capital from early redemption fees	n/a	n/a	n/a	n/a	n/a	0.00B

Net asset value at end of period	$10.40	$9.97	$9.38	$10.29	$10.88	$10.94

Total return	4.21%C	6.59%	(8.32)%	(5.24)%	(0.17)%	10.51%

Ratios / supplemental data
Net assets ($000), end of period	$14,827	$14,820	$17,781	$21,051	$20,775	$24,908
Ratio of expenses to average net assets
Before custodian fee credits	1.42%D	1.35%	1.51%	1.54%	1.59%	1.54%
After custodian fee credits	1.38%D	1.30%	1.45%	1.48%	1.54%	1.51%
Ratio of net investment income after custodian fee credits to average net assets	0.09%D	0.41%	0.37%	0.50%	0.06%	0.67%
Portfolio turnover rate	13%C	10%	33%	14%	11%	4%

Institutional Shares (AMIDX)	Period ended	Year ended May 31,			Period endedE
Selected data per share of outstanding capital stock throughout each period:	Nov. 30, 2017	2017	2016	2015	May 31, 2014
Net asset value at beginning of period	$9.99	$9.43	$10.33	$10.91	$10.87
Income from investment operations
Net investment income	0.01A	0.06A	0.06A	0.09A	0.05A
Net gains (losses) on securities (both realized and unrealized)	0.43	0.57	(0.89)	(0.63)	0.03
Total from investment operations	0.44	0.63	(0.83)	(0.54)	0.08
Less distributions
Dividends (from net investment income)	-	(0.07)	(0.07)	(0.04)	(0.04)
Total distributions	-	(0.07)	(0.07)	(0.04)	(0.04)

Net asset value at end of period	$10.43	$9.99	$9.43	$10.33	$10.91

Total return	4.40%C	6.74%	(8.00)%	(4.96)%	0.75%C

Ratios / supplemental data
Net assets ($000), end of period	$15,525	$14,203	$7,340	$8,442	$7,406
Ratio of expenses to average net assets
Before custodian fee credits	1.24%D	1.14%	1.20%	1.24%	1.40%D
After custodian fee credits	1.20%D	1.09%	1.14%	1.18%	1.35%D
Ratio of net investment income after custodian fee credits to average net assets	0.24%D	0.65%	0.67%	0.86%	0.64%D
Portfolio turnover rate	13%C	10%	33%	14%	11%C

ACalculated using average shares outstanding
BAmount is less than $0.01
CNot annualized
DAnnualized
EOperations commenced on 09/25/2013

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2017	29

Amana Participation Fund: Performance Summary

As of November 30, 2017

Average Annual Returns

	1 Year	5 Year	10 Year	Expense Ratio¹
Investor Shares (AMAPX)²	2.57%	n/a	n/a	0.92%
Institutional Shares (AMIPX)²	2.79%	n/a	n/a	0.68%
Citi Sukuk Index	4.55%	3.32%	4.27%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Institutional Shares of the Fund on September 28, 2015, to an identical amount invested in the Citi Sukuk Index, a measurement of global Islamic fixed income securities, also known as sukuk. The graph shows that an investment in Institutional Shares of the Fund would have risen to $10,469 versus $10,846 in the Index. Institutional Shares are used in this chart because they represent the larger share class in terms of assets. Please note that investors cannot invest directly in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, expense ratios shown in this table are as stated in the Funds' most recent prospectus, which is dated September 21, 2017, and incorporates results for the fiscal year ended May 31, 2017. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

² The Amana Participation Fund commenced operations September 28, 2015.

Fund Objective

The objectives of the Participation Fund are capital preservation and current income, consistent with Islamic principles. Capital preservation is its primary objective.

Top 10 Holdings
% of Total Net Assets
Dubai International Financial Centre (4.325% due 11/12/2024)	4.4%
Dubai Islamic Bank (2.921% due 06/03/2020)	4.2%
SIB Sukuk Co III Ltd (3.084% due 09/08/2021)	4.2%
State of Qatar (3.241% due 01/18/2023)	4.2%
Qatar Islamic Bank (2.754% due 10/27/2020)	4.1%
TNB Global Ventures Capital (3.244% due 10/19/2026)	4.1%
Emirates Madina Group (4.564% due 06/18/2024)	3.8%
Majid Al Futtaim (4.50% due 11/03/2025)	3.8%
China Beige Book International (6.273% due 11/22/2018)	3.8%
Department of Finance Dubai (3.875% due 01/30/2023)	3.8%

Portfolio Diversification
% of Total Net Assets
Financials	37.7%	█
Government Bonds	25.8%	█
Utilities	9.5%	█
Consumer Discretionary	7.5%	█
Industrials	6.0%	█
Communications	3.7%	█
Technology	2.8%	█
Energy	1.6%	█
Other assets (net of liabilities)	5.4%	█

30	Semi-Annual Report	November 30, 2017	The accompanying notes are an integral part of these financial statements.

Amana Participation Fund: Schedule of Investments

As of November 30, 2017

Corporate Sukuk — 68.8%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Communications

Ooredoo Tamweel²	3.039% due 12/03/2018	$1,750,000	$1,759,929	Qata	3.7%

		1,750,000	1,759,929		3.7%

Consumer Discretionary

Al Shindagha²	3.776% due 11/26/2019	1,750,000	1,760,893	United Arab Emirates	3.7%
Majid Al Futtaim²	4.50% due 11/03/2025	1,750,000	1,810,804	United Arab Emirates	3.8%

		3,500,000	3,571,697		7.5%

Energy

Petronas Global³	2.707% due 03/18/2020	750,000	752,629	Malaysia	1.6%

		750,000	752,629		1.6%

Financials

Dubai International Financial Centre²	4.325% due 11/12/2024	2,000,000	2,073,610	United Arab Emirates	4.4%
Dubai Islamic Bank²	2.921% due 06/03/2020	2,000,000	1,990,024	United Arab Emirates	4.2%
Emirates Islamic Bank²	3.542% due 05/31/2021	1,500,000	1,507,549	United Arab Emirates	3.2%
Emirates Madina Group²	4.564% due 06/18/2024	1,750,000	1,814,008	United Arab Emirates	3.8%
Exim Malaysia²	2.874% due 02/19/2019	1,000,000	1,004,122	Malaysia	2.1%
Investment Corporation of Dubai²	3.508% due 05/21/2020	1,750,000	1,754,559	United Arab Emirates	3.7%
Noor²	2.788% due 04/28/2020	1,000,000	988,812	United Arab Emirates	2.1%
Qatar Islamic Bank²	2.754% due 10/27/2020	2,000,000	1,947,242	Qatar	4.1%
SIB Sukuk Co III Ltd²	3.084% due 09/08/2021	2,000,000	1,984,102	United Arab Emirates	4.2%
Sukuk Funding No3²	4.348% due 12/03/2018	1,000,000	1,016,818	United Arab Emirates	2.1%
TF Varlik Kiralama²	5.375% due 04/24/2019	1,750,000	1,782,141	Turkey	3.8%

		17,750,000	17,862,987		37.7%

Industrials

DP World Crescent²	3.908% due 05/31/2023	1,750,000	1,789,149	United Arab Emirates	3.8%
Jebel Ali Free Zone²	7.00% due 06/19/2019	1,000,000	1,067,126	United Arab Emirates	2.2%

		2,750,000	2,856,275		6.0%

Technology

Axiata²	4.357% due 03/24/2026	1,250,000	1,319,009	Malaysia	2.8%

		1,250,000	1,319,009		2.8%

Utilities

DEWA²	3.00% due 03/05/2018	1,500,000	1,502,205	United Arab Emirates	3.2%
Saudi Electric Global³	4.00% due 04/08/2024	1,000,000	1,032,632	Saudi Arabia	2.2%
TNB Global Ventures Capital²	3.244% due 10/19/2026	2,000,000	1,945,762	Malaysia	4.1%

		$4,500,000	4,480,599		9.5%

Total Corporate Sukuk			32,603,125		68.8%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2017	31

Amana Participation Fund: Schedule of Investments

As of November 30, 2017
Government Sukuk — 25.8%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Foreign Government Sukuk

China Beige Book International²	6.273% due 11/22/2018	$1,750,000	$1,796,721	Bahrain	3.8%
Department of Finance Dubai²	3.875% due 01/30/2023	1,750,000	1,793,498	United Arab Emirates	3.8%
Hazine Mustesarligi Varlik Kiralama³	2.803% due 03/26/2018	1,000,000	999,110	Turkey	2.1%
Kingdom of Saudi Arabia Sukuk²	3.628% due 04/20/2027	1,000,000	1,017,262	Saudi Arabia	2.1%
Perusahaan Penerbit SBSN III³	6.125% due 03/15/2019	750,000	787,553	Indonesia	1.7%
Perusahaan Penerbit SBSN²	4.55% due 03/29/2026	1,000,000	1,056,030	Indonesia	2.2%
Perusahaan Penerbit SBSN³	4.55% due 03/29/2026	250,000	264,007	Indonesia	0.6%
RAK Capital²	3.094% due 03/31/2025	1,500,000	1,489,094	United Arab Emirates	3.1%
Sharjah²	3.764% due 09/17/2024	1,000,000	1,030,841	United Arab Emirates	2.2%
State of Qatar²	3.241% due 01/18/2023	2,000,000	1,983,576	Qatar	4.2%

		$12,000,000	12,217,692		25.8%

Total Government Sukuk			12,217,692		25.8%

Total investments	(Cost $44,923,886)		44,820,817		94.6%
Other assets (net of liabilities)			2,537,349		5.4%
Total net assets			$47,358,166		100.0%

¹ Country of activity

² Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At November 30, 2017, the aggregate value of these securities was $40,984,886, representing 86.5% of net assets.

³ Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At November 30, 2017, the net value of these securities was $3,835,931 representing 8.1% of net assets.

Sukuk Quality Diversification

% of Total Net Assets
Rated "Aa3"	4.2%	█
Rated "A1"	3.7%	█
Rated "A2"	5.9%	█
Rated "A3"	16.8%	█
Rated "Baa2"	14.7%	█
Rated "Baa3"	4.5%	█
Rated "Ba1"	2.1%	█
Not rated	42.7%	█
Other assets (net of liabilities)	5.4%	█

Credit ratings are determined by Moody's Investors Service, a Nationally Recognized Statistical Rating Organization. If Moody's does not rate a particular security, that security is categorized as not rated.

32	Semi-Annual Report	November 30, 2017	The accompanying notes are an integral part of these financial statements.

Amana Participation Fund

Statement of Assets and Liabilities
As of November 30, 2017

Assets
Investments in securities, at value (Cost $44,923,886)	$44,820,817
Cash	1,753,002
Receivable for Fund shares sold	541,191
Dividends and Income	330,950
Total assets	47,445,960
Liabilities
Payable for Fund shares redeemed	58,729
Accrued advisor fee expense	19,007
Distributions payable	5,540
Accrued retirement plan custodial fees	1,954
Accrued expenses	1,385
Accrued distribution fee	957
Accrued Chief Compliance Officer expense	222
Total liabilities	87,794
Net Assets	$47,358,166

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	$47,464,010
Undistributed net investment income	36
Accumulated net realized loss	(2,811)
Unrealized net depreciation on investments	(103,069)
Net assets applicable to Fund shares outstanding	$47,358,166

Net asset value per Investor Share	AMAPX
Net assets, at value	$14,049,221
Shares outstanding	1,404,380
Net asset value, offering and redemption price per share	$10.00

Net asset value per Institutional Share	AMIPX
Net assets, at value	$33,308,945
Shares outstanding	3,318,282
Net asset value, offering and redemption price per share	$10.04

Statement of Operations
Period ended November 30, 2017

Investment income
Sukuk income	$622,817
Miscellaneous income	60
Total investment income	622,877
Expenses
Investment adviser fees	105,420
Filing and registration fees	21,660
Distribution fees – Investor Shares	16,221
Professional fees	11,651
Custodian fees	3,750
Printing and postage	1,717
Retirement plan custodial fees
Investor Shares	31
Institutional Shares	1,428
Other expenses	638
Trustee fees	567
Chief Compliance Officer expenses	551
Total gross expenses	163,634
Less custodian fee credits	(3,750)
Net expenses	159,884
Net investment income	$462,993

Net decrease in unrealized appreciation on investments	(314,673)
Net loss on investments	($314,673)

Net increase in net assets resulting from operations	$148,320

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2017	33

Amana Participation Fund

Statements of Changes in Net Assets	Period ended November 30, 2017	Year ended May 31, 2017
Increase in net assets from operations
From operations
Net investment income	$462,993	$597,219
Net realized gain on investment	-	29,611
Net increase (decrease) in unrealized appreciation	(314,673)	129,001
Net increase in net assets	148,320	755,831
Distributions to shareowners from
Net investment income
Investor Shares	(132,479)	(145,007)
Institutional Shares	(330,478)	(452,212)
Capital gains distribution
Investor Shares	-	(8,765)
Institutional Shares	-	(23,657)
Total distributions	(462,957)	(629,641)
Capital share transactions
Proceeds from the sale of shares
Investor Shares	3,849,783	10,399,606
Institutional Shares	9,238,728	13,424,189
Value of shares issued in reinvestment of dividends and distributions
Investor Shares	132,104	152,347
Institutional Shares	295,006	441,080
Early redemption fees retained
Investor Shares	398	2,498
Institutional Shares	883	6,596
Cost of shares redeemed
Investor Shares	(1,856,910)	(1,598,201)
Institutional Shares	(2,200,984)	(483,621)
Total capital share transactions	9,459,008	22,344,494
Total increase in net assets	9,144,371	22,470,684

Net assets
Beginning of year	38,213,795	15,743,111
End of year	47,358,166	38,213,795
Undistributed net investment Income	$36	$-

Shares of the Fund sold and redeemed
Investor Shares (AMAPX)
Number of shares sold	383,255	1,036,045
Number of shares issued in reinvestment of dividends and distributions	13,157	15,160
Number of shares redeemed	(184,911)	(159,409)
Net increase in number of shares outstanding	211,501	891,796

Institutional Shares (AMIPX)
Number of shares sold	916,565	1,328,602
Number of shares issued in reinvestment of dividends and distributions	29,281	43,701
Number of shares redeemed	(218,575)	(48,039)
Net increase in number of shares outstanding	727,271	1,324,264

34	Semi-Annual Report	November 30, 2017	The accompanying notes are an integral part of these financial statements.

Amana Participation Fund: Financial Highlights

Investor Shares (AMAPX)	Period ended	Year ended	Period ended A
Selected data per share of outstanding capital stock throughout each period:	Nov. 30, 2017	May 31, 2017	May 31, 2016
Net asset value at beginning of period	$10.07	$10.02	$10.00
Income from investment operations
Net investment income	0.10B	0.21B	0.10B
Net gain (losses) on securities (both realized and unrealized)	(0.07)	0.07	(0.01)
Total from investment operations	0.03	0.28	0.09
Less distributions
Dividends (from net investment income)	(0.10)	(0.22)	(0.07)
Distribution (from capital gains)	-	(0.01)	-
Total distributions	(0.10)	(0.23)	(0.07)
Paid-in capital from early redemption fees	0.00C	0.00C	0.00C

Net asset value at end of period	$10.00	$10.07	$10.02

Total Return	0.33%D	2.87%	0.91%D

Ratios / supplemental data
Net assets ($000), end of period	$14,049	$12,014	$3,016
Ratio of expenses to average net assets
Before custodian fee credits	0.94%E	0.92%	1.12%E
After custodian fee credits	0.92%E	0.91%	1.12%E
Ratio of net investment income after custodian fee credits to average net assets	2.02%E	2.14%	1.53%E
Portfolio turnover rate	1%D	23%	0%D

Institutional Shares (AMIPX)	Period ended	Year ended	Period ended A
Selected data per share of outstanding capital stock throughout each period:	Nov. 30, 2017	May 31, 2017	May 31, 2016
Net asset value at beginning of period	$10.11	$10.05	$10.00
Income from investment operations
Net investment income	0.11B	0.24B	0.07B
Net gains (losses) on securities (both realized and unrealized)	(0.07)	0.06	0.04
Total from investment operations	0.04	0.30	0.11
Less distributions
Dividends (from net investment income)	(0.11)	(0.23)	(0.06)
Distribution (from capital gains)	-	(0.01)	-
Total distributions	(0.11)	(0.24)	(0.06)
Paid-in capital from early redemption fees	0.00C	0.00C	0.00C

Net asset value at end of period	$10.04	$10.11	$10.05

Total Return	0.44%D	3.09%	1.10%D

Ratios / supplemental data
Net assets ($000), end of period	$33,309	$26,200	$12,727
Ratio of expenses to average net assets
Before custodian fee credits	0.70%E	0.68%	0.72%E
After custodian fee credits	0.68%E	0.67%	0.72%E
Ratio of net investment income after custodian fee credits to average net assets	2.29%E	2.38%	0.99%E
Portfolio turnover rate	1%D	23%	0%D

A Operations commenced on 09/25/2013
B Calculated using average shares outstanding
C Amount is less than $0.01
D Since inception, not annualized
E Since inception, annualized

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2017	35

Notes To Financial Statements

Note 1 – Organization

Amana Mutual Funds Trust (the "Trust") was organized as a Delaware Statutory Trust on March 11, 2013, and is the successor to Amana Mutual Funds Trust, an Indiana Business Trust ("Prior Trust") organized on July 26, 1984, pursuant to a reorganization on July 19, 2013. Each Fund is a series of the Trust and the Income, Growth, and Developing World Funds are successors to the corresponding series of the Prior Trust. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. The Trust restricts its investments to those acceptable to Muslims by investing in accordance with Islamic principles. Four portfolio series have been created. The Income Fund was first authorized to sell shares of beneficial interest to the public on June 23, 1986. The Growth Fund began operations on February 3, 1994. The Developing World Fund began operations on September 28, 2009. Institutional shares of Income, Growth, and Developing World Funds were first offered September 25, 2013. The Participation Fund (both Investor and Institutional Shares) began operations September 28, 2015. The Participation Fund is a nondiversified fund.

Each Fund is an investment company and accordingly follows the investment accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies."

Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund and has in all respects the same rights and obligations as each other class of the Fund, except that each class bears its own class expenses, and each class has exclusive voting rights. Each class of shares may be subject to different investment minimums and other conditions of eligibility as may be described in the prospectus for the particular class of shares, as from time to time in effect.

Income, realized and unrealized capital gains and losses, and expenses to be paid by a Fund and not allocated to a particular class as provided below, shall be allocated to each class on the basis of relative net assets. Expenses allocable to a specific class are expenses specifically incurred by or for such class including the following:

  Distribution fees;
  Retirement plan custodial fees; and
  Any applicable service fees.

Net investment income dividends and capital gain distributions paid by the Fund on each class of its shares will be calculated in the same manner on the same day and at the same time.

Investment risks:
Income, Growth, Developing World, and Participation Funds: The value of the shares of each of the Funds rises and falls as the value of the securities in which the Funds invest goes up and down. The Funds limit the securities they purchase to those consistent with Islamic principles. This limits opportunities and may affect performance. Each of the Funds may invest in securities that are not traded in the United States. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. These risks include currency and market fluctuations, and political or social instability. The risks of foreign investing are generally magnified in the smaller and more volatile securities markets of the developing world.

Growth Fund: The smaller and less seasoned companies that may be in the Growth Fund have a greater risk of price volatility.

Participation Fund: While the Participation Fund does not invest in conventional bonds, risks similar to those of conventional diversified fixed-income funds apply. These include: diversification and concentration risk, liquidity risk, interest rate risk, credit risk, and high-yield risk. The Participation Fund also includes risks specific to investments in Islamic fixed-income instruments. The structural complexity of sukuk, along with the weak infrastructure of the sukuk market, increases risk. As compared to rights of conventional bondholders, holders of sukuk may have limited ability to pursue legal recourse to enforce the terms of the sukuk or to restructure the sukuk in order to seek recovery of principal. Sukuk are also subject to the risk that some Islamic scholars may deem certain sukuk as not meeting Islamic investment principles subsequent to the sukuk being issued.

The Funds may invest substantially in one or more sectors, which can increase volatility and exposure to issues specific to a particular sector or industry.

Note 2 – Unaudited Information

The information in this interim report has not been subject to independent audit.

Note 3 – Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:

Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at latest bid price.

Foreign markets may close before the time as of which the Funds' share prices are determined. Because of this, events occurring after the close and before the determination of the Funds' share prices may have a material effect on the values of some or all of the Funds' foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-US securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Sukuk certificates in which the Participation Fund invests are valued based on evaluated prices supplied by an independent pricing service, which include valuations provided by market makers and other participants, provided that there is sufficient market activity on which the pricing service can base such valuations. Where market activity is insufficient for making such determinations, the independent pricing service uses proprietary valuation methodologies and may consider a variety of factors, such as yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, and other factors in order to calculate the security's fair value.

36	Semi-Annual Report	November 30, 2017

Notes To Financial Statements (continued)

Foreign currency:

Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Share valuation:

Each Fund computes the share price of each share class by dividing the net assets attributable to each share class by the outstanding shares of that class. Each share class represents an interest in the same investment portfolio. Each share class is identical in all respects except that each class bears its own class expenses, and each class has exclusive voting rights. As a result of the differences in the expenses borne by each share class, the share price and distributions will vary among a Fund's share classes. The Funds' shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is both the offering and redemption price per share.

Fair value measurements:

Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized below.

Share Valuation Inputs as of November 30, 2017
Funds	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input	Total
Income Fund
Common Stocks¹	$1,389,999,486	$-	$-	$1,389,999,486
Total Assets	$1,389,999,486	$-	$-	$1,389,999,486

Growth Fund
Common Stocks¹	$1,668,984,417	$-	$-	$1,668,984,417
Total Assets	$1,668,984,417	$-	$-	$1,668,984,417

Developing World Fund
Common Stocks
Communications	$1,767,430	$529,717	$-	$2,297,147
Consumer Discretionary	$1,412,280	$3,753,071	$-	$5,165,351
Consumer Staples	$1,409,856	$1,748,236	$-	$3,158,092
Energy	$246,312	$-	$-	$246,312
Financials	$-	$1,720,551	$-	$1,720,551
Health Care	$420,240	$2,914,806	$-	$3,335,046
Industrials	$970,709	$790,781	$-	$1,761,490
Materials	$688,200	$-	$-	$688,200
Technology	$2,673,900	$470,693	$-	$3,144,593
Utilities	$98,200	$1,888,798	$-	$1,986,998
Total Common Stocks	$9,687,127	$13,816,653	$-	$23,503,780

Warrants¹	$5,380	$-	$-	$5,380

Total assets	$9,692,507	$13,816,653	$-	$23,509,160

Participation Fund
Corporate Sukuk¹	$-	$32,603,125	$-	$32,603,125
Government Sukuk¹	$-	$12,217,692	$-	$12,217,692
Total assets	$-	$44,820,817	$-	$44,820,817
During the period ended November 30,2017, no Fund had transfers between Level 1, Level 2, and Level 3. ¹ See the Schedule of Investments for additional details.

Semi-Annual Report	November 30, 2017	37

Notes To Financial Statements (continued)

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 – Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The table on page 37 is a summary of the inputs used as of November 30, 2017, in valuing the Funds' investments carried at fair value.

Derivative instruments and hedging activities:

The Funds have adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

During a previous fiscal period, the Funds held positions in rights offerings as a result of actions taken by the board of directors of the underlying companies. Rights offerings are issued to existing shareowners of companies and allow shareowners to purchase additional company shares, generally at a discount to the current market price, prior to a set expiration date. As a result of exercising certain rights offerings, the Funds received warrants. Holders of warrants have the right to purchase additional securities directly from the issuer at a set exercise price, prior to a stated expiration date.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of November 30, 2017 by risk category are as follows:

Developing World Fund
Statement of Assets and Liabilities Location	Derivatives not designated as hedging instruments	Asset Derivatives
Investments in securities, at value	Warrants	$5,380
	Total	$5,380

Statement of Operations Effects

Developing World Fund
Derivatives not designated as hedging instruments	Realized Gain (Loss)	Changes in Unrealized Gain
Warrants	$-	$(1,629)
Total	$-	$(1,629)

The average monthly notional amount of warrants during the fiscal period ended November 30, 2017 was $89,255.

Investment concentration:

The fundamental policies of the Funds prohibit earning interest, in accordance with Islamic principles. Consequently, cash is held in non-interest-bearing deposits with the Funds' custodian or other banks. "Other assets (net of liabilities)" in the Funds' Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting Standards Codification ("ASC") 825, "Financial Instruments," identifies these items as a concentration of credit risk. The risk is managed by careful financial analysis and review of the custodian's operations, resources, and protections available to the Trust. This process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:

The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2014 – 2016) or expected to be taken in the Funds' 2017 tax returns. The Funds identify their major tax jurisdiction as US federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

38	Semi-Annual Report	November 30, 2017

Notes To Financial Statements (continued)

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications are as of fiscal year ended May 31, 2017, and have no effect on net assets or NAV per share.

	Income Fund	Growth Fund
Undistributed net income (loss)	$(4,946)	$(1,252,921)
Accumulated gains (losses)	$4,946	$1,252,921
Paid-in capital	$-	$-

	Developing World Fund	Participation Fund
Undistributed net income (loss)	$(27,537)	$-
Accumulated gains (losses)	$27,537	$-
Paid-in capital	$-	$-

Distributions to shareowners:

For the Amana Participation Fund, dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month. For the Amana Income Fund, Amana Growth Fund, and Amana Developing World Fund, dividends to shareowners from net investment income, if any, are paid in May and December. As a result of their investment strategies, the Growth and Developing World Funds do not expect to pay income dividends. Distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions if they total $10 or more in cash.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

Foreign taxes:

Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country's tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction's legal obligation to pay reclaims as well as payment history and market convention.

Other:

Dividend income is recognized on the ex-dividend date, and sukuk income is recognized on an accrual basis.

Expenses incurred by the Trust on behalf of the Funds (e.g., professional fees) are allocated to the Funds on the basis of relative daily average net assets. Net investment losses may not be utilized to offset net investment income in future periods for tax purposes.

Note 4 – Transactions with Affiliated Persons

Under a contract approved annually by Amana's independent trustees, Saturna Capital provides investment advisory services and certain other administrative services and facilities required to conduct Trust business. For such services, the Income, Growth, and Developing World Fund each pay an advisory fee of 0.95% on the first $500 million of a Fund's average daily net assets, 0.85% on the next $500 million, 0.75% on the next $500 million, and 0.65% on assets over $1.5 billion. Please see Subsequent Events for changes. The Participation Fund pays an advisory and administration fee of 0.50% of the Fund's average daily net assets. For the fiscal year ended November 30, 2017, the Funds paid the following advisory fees to Saturna Capital:

Advisory fees
Income Fund	$5,838,001
Growth Fund	6,697,054
Developing World Fund	144,856
Participation Fund	105,420

Certain officers and one trustee of Amana are also officers and directors of the investment adviser.

Saturna Capital also acts as transfer agent for the Trust for which each class of a Fund pays $0.25 per active account per month for each Fund other than the Participation Fund. For the fiscal period ended November 30, 2017, the Funds paid the following transfer agent fees to Saturna Capital:

Transfer agent fees
Income Fund Investor Shares (AMANX)	$10,317
Income Fund Institutional Shares (AMINX)	7,581
Growth Fund Investor Shares (AMAGX)	13,715
Growth Fund Institutional Shares (AMIGX)	8,649
Developing World Fund Investor Shares (AMDWX)	1,832
Developing World Fund Institutional Shares (AMIDX)	1,468
Participation Fund Investor Shares (AMAPX)	n/a
Participation Fund Institutional Shares (AMIPX)	n/a

Saturna Brokerage Services, Inc. ("SBS"), a subsidiary of Saturna Capital, is registered as a broker-dealer and acts as distributor. The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act applicable to the Investor Shares of each Fund. The plan provides that the Funds will pay a fee to SBS at an annual rate of up to 0.25% of the average daily net assets applicable to Investor Shares of each Fund. The fee is paid to SBS as reimbursement for expenses incurred for distribution-related activity. For the fiscal period ended November 30, 2017, the Funds paid the following distribution fees to SBS:

Distribution (12b-1) fees
Income Fund Investor Shares (AMANX)	$1,198,346
Income Fund Institutional Shares (AMINX)	n/a
Growth Fund Investor Shares (AMAGX)	1,397,359
Growth Fund Institutional Shares (AMIGX)	n/a
Developing World Fund Investor Shares (AMDWX)	18,501
Developing World Fund Institutional Shares (AMIDX)	n/a
Participation Fund Investor Shares (AMAPX)	16,221
Participation Fund Institutional Shares (AMIPX)	n/a

Semi-Annual Report	November 30, 2017	39

Notes To Financial Statements (continued)

For the fiscal period ended November 30, 2017, Saturna Capital spent an additional $1,482,459 of its own resources, and not part of the 12b-1 expense of the Funds, to compensate broker-dealers or other financial intermediaries, or their affiliates, in connection with the sale, distribution, retention, and/or servicing of Fund shares. To the extent that these resources are derived from advisory fees paid by the Funds, these payments could be considered "revenue sharing." Any such payments will not change the net asset value or the price of a Fund's shares.

SBS is used to effect equity portfolio transactions for the Trust. SBS currently executes portfolio transactions without commission. Transactions effected through other brokers are subject to commissions payable to that broker.

Saturna Trust Company ("STC"), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. Each class of shares of a Fund pays an annual fee of $10 per account for retirement plan services to Saturna Trust Company. For the fiscal period ended November 30, 2017, the Funds incurred the following retirement plan custodial fees to STC:

Retirement plan custodial fees
Income Fund Investor Shares (AMANX)	$206
Income Fund Institutional Shares (AMINX)	25,605
Growth Fund Investor Shares (AMAGX)	217
Growth Fund Institutional Shares (AMIGX)	35,218
Developing World Fund Investor Shares (AMDWX)	86
Developing World Fund Institutional Shares (AMIDX)	6,089
Participation Fund Investor Shares (AMAPX)	31
Participation Fund Institutional Shares (AMIPX)	1,428

Mr. Nicholas Kaiser serves as a trustee and president of the Trust. He is also a director and the chairman of Saturna Capital and Saturna Trust Company. He is not compensated by the Trust. For the fiscal period ended November 30, 2017, the Funds paid trustee compensation expenses of $27,000, which is included in the $33,367 of total expenses paid for the independent Trustees.

On November 30, 2017, the trustees, officers, and their affiliates (including Saturna Capital Corporation) as a group, owned the following percentages of outstanding shares:

Trustees', officers', and affiliates' ownership
Income Fund Investor Shares (AMANX)	0.04%
Income Fund Institutional Shares (AMINX)	1.42%
Growth Fund Investor Shares (AMAGX)	0.01%
Growth Fund Institutional Shares (AMIGX)	1.53%
Developing World Fund Investor Shares (AMDWX)	1.89%
Developing World Fund Institutional Shares (AMIDX)	17.82%
Participation Fund Investor Shares (AMAPX)	0.44%
Participation Fund Institutional Shares (AMIPX)	11.47%

Note 5 – Distributions to Shareowners

The tax characteristics of distributions paid for the period ended November 30, 2017, and the fiscal year ended May 31, 2017, were as follows:

Income Fund	November 30, 2017	May 31, 2017
Ordinary income	$-	$17,509,491
Long-term capital gain[1]	-	34,223,714

Growth Fund	November 30, 2017	May 31, 2017
Ordinary income[2]	$-	$10,418,785
Long-term capital gain[1]	-	171,962,844

Developing World Fund	November 30, 2017	May 31, 2017
Ordinary income[2]	$-	$119,607

Participation Fund	November 30, 2017	May 31, 2017
Ordinary income	$462,957	$629,641

1 Long-Term Capital Gain dividend designated pursuant to Section 852(b)(3) of the Internal Revenue Code.

2 By policy, the Growth and Developing World Funds seek to avoid paying income dividends.

Note 6 – Federal Income Taxes

The cost basis of investments for federal income tax purposes at November 30, 2017, were as follows:

	Income Fund	Growth Fund
Cost of investments	$548,395,197	$516,866,552
Gross unrealized appreciation	844,997,051	1,152,413,484
Gross unrealized depreciation	(3,392,762)	(295,619)
Net unrealized appreciation	841,604,289	1,152,117,865

	Developing World Fund	Participation Fund
Cost of investments	$19,017,153	$44,923,886
Gross unrealized appreciation	5,977,364	212,547
Gross unrealized depreciation	(1,485,357)	(315,616)
Net unrealized appreciation	4,492,007	(103,069)

As of May 31 2017, the components of distributable earnings on a tax basis were as follows:

Income Fund
Undistributed ordinary income	$106,117
Accumulated capital gains	38,478,855
Tax accumulated earnings	38,584,972
Unrealized appreciation	734,350,360
Total accumulated earnings	772,935,332

Growth Fund
Undistributed ordinary income	$4,215,281
Accumulated capital gains	132,201,334
Tax accumulated earnings	136,416,615
Unrealized appreciation	996,578,260
Total accumulated earnings	1,132,994,875

40	Semi-Annual Report	November 30, 2017

Notes To Financial Statements (continued)

Developing World Fund
Undistributed ordinary income	$23,262
Tax accumulated earnings	23,262
Accumulated capital and other losses	(5,543,348)
Unrealized appreciation	3,848,355
Other unrealized losses	92
Total accumulated losses	(1,671,639)

Participation Fund
Accumulated capital and other losses	(2,811)
Unrealized appreciation	211,604
Total accumulated earnings	208,793

At May 31, 2017, the Funds had the following capital loss carryforwards and loss deferrals, subject to regulation. Prior to their expiration, loss carryforwards may be used to offset future net capital gains realized for federal income tax purposes.

	Income Fund	Growth Fund	Developing World Fund	Participation Fund
Capital loss carryforwards expiring 2019	$-	$-	$19,458	$-
Short-term loss carryforwards no expiration	-	-	1,055,774	-
Long-term loss carryforwards no expiration	-	-	4,391,224	-
Total capital loss carryforwards	-	-	5,466,456	-
Post-October loss deferral[1]	-	-	73,903	-
Late-year loss deferral[2]	563	-	2,988	2,811

1 Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of a fund's next taxable year.

2 Net ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of a fund's next taxable year.

Note 7 – Investments

During the fiscal period ended November 30, 2017, the Funds purchased and sold the following amounts of securities.

	Purchases	Sales
Income Fund	$-	$46,318,315
Growth Fund	-	40,725,238
Developing World Fund	3,032,396	4,121,189
Participation Fund	8,738,519	500,000

Note 8 – Custodian

Under agreements in place with the Trust's custodian, Bank of New York Mellon, custody fees are reduced by credits for cash balances. For the fiscal year ended November 30, 2017, such reductions were as follows:

Custodian Fee Credits
Income Fund	$32,855
Growth Fund	38,727
Developing World Fund	6,568
Participation Fund	3,750

Note 9 – Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On June 1, 2017, the Amana Participation Fund no longer assesses a redemption fee of 2% on shares held less than 182 calendar days.

Prior to January 1, 2018, the Amana Growth Fund, Amana Income Fund, and Amana Developing World Fund each paid an advisory and administration fee of 0.95% on the first $500 million of a Fund's average daily net assets, 0.85% on the next $500 million, 0.75% on the next $500 million, and 0.65% on assets over $1.5 billion. Beginning January 1, 2018, the Amana Growth Fund, Amana Income Fund, and Amana Developing World Fund each pay a lower advisory and administration fee of 0.85% on the first $1 billion of a Fund's average daily net assets, 0.75% on the next $1 billion, and 0.65% on assets over $2 billion. The Amana Participation Fund pays an advisory and administration fee of 0.50% of the Fund's average daily net assets. For the fiscal year ended May 31, 2017, these fees amounted to 0.86% for the Income Fund, 0.84% for the Growth Fund, 0.95% for the Developing World Fund, and 0.50% for the Participation Fund. A discussion regarding the basis for the Board of Trustee's renewal of the advisory contracts is available in the Trust's Semi-Annual Report which covers the six months ending November 30, and is published each January.

There were no other events or transactions during the period that materially impacted the amounts or disclosures in the Funds' financial statements.

Semi-Annual Report	November 30, 2017	41

Expenses

All mutual funds have operating expenses. As an Amana Mutual Fund shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other Fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Amana Funds, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. There are no redemption fees or exchange fees, with the exception of the Amana Participation Fund, which charges 2% on shares redeemed within 182 days of purchase. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2017 to November 30, 2017).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Funds may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example For Comparison Purposes

The second line for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees charged by custodians other than Saturna Trust Company (note that Saturna does not charge such fees to shareowners directly on Saturna IRAs, ESAs, or HSAs with the Amana Funds), and charges for extra services such as bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees (note that the Amana Funds do not assess any such transactional costs). Therefore, the "Hypothetical" line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [June 1, 2017]	Ending Account Value [November 30, 2017]	Expenses Paid During Period	Annualized Expense Ratio
Income Fund
Investor Shares (AMANX), Actual	$1,000.00	$1,108.50	$5.98	1.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.40	$5.72	1.13%
Institutional Shares (AMINX), Actual	$1,000.00	$1,109.60	$4.74	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.54	0.90%

Growth Fund
Investor Shares (AMAGX), Actual	$1,000.00	$1,121.40	$5.88	1.11%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.53	$5.60	1.11%
Institutional Shares (AMIGX), Actual	$1,000.00	$1,122.50	$4.64	0.87%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.70	$4.41	0.87%

Developing World Fund
Investor Shares (AMDWX), Actual	$1,000.00	$1,042.10	$7.05	1.38%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.17	$6.96	1.38%
Institutional Shares (AMIDX), Actual	$1,000.00	$1,044.00	$6.15	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.06	$6.07	1.20%

Participation Fund
Investor Shares (AMAPX), Actual	$1,000.00	$1,003.30	$4.64	0.92%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.68	0.92%
Institutional Shares (AMIPX), Actual	$1,000.00	$1,004.40	$3.44	0.68%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.63	$3.47	0.68%

Expenses are equal to annualized expense ratios indicated above (based on the most recent semi-annual period of June 1, 2017, through November 30, 2017), multiplied by the average account value over the period, multiplied by 183/365 to reflect the semi-annual period.

42	Semi-Annual Report	November 30, 2017

Renewal of Investment Advisory Contract

During their meeting of September 11, 2017, the Trustees of Amana Mutual Funds Trust discussed the continuance of the Investment Advisory and Administration Agreements between the Trust, on behalf of each Fund, and Saturna Capital Corporation ("Saturna"), focusing on the nature, extent, and quality of the services provided by Saturna to the Amana Funds. The Trustees considered that the Funds offer a full range of high-quality investor services, including unique services for Islamic investors. The Trustees discussed Saturna's experience, ability, and commitment to quality service through performing internally such functions as shareowner servicing, administration, retirement plans, accounting, marketing, and distribution – all in addition to investment management.

The Trustees took into consideration Saturna's continued avoidance of significant operational and regulatory compliance problems, plus its continued investments in infrastructure, information management systems, personnel, training, compliance, and investor education materials, all designed to meet investor needs with high quality services. They recognized Saturna's efforts to recruit and retain increasingly qualified, experienced, and specialized staff and improve the capital base on which Saturna operates, which the Trustees believe is important to the long-term success of the Funds. They appreciate Saturna's focus on investors and its efforts to avoid conflicts of interest.

The Trustees considered the investment performance of each Fund over time, including comparative information published by Morningstar Inc. ("Morningstar"), an independent data service provider that, among other things, ranks mutual fund performance within categories comprised of similarly managed funds. The Trustees considered and discussed at length each Fund's performance relative to the Fund's Morningstar category for the one-, three-, five-, ten-, and fifteen-year periods and the related Morningstar rankings (one through five stars) for the one-, three-, five- and ten-year periods, ended as of July 31, 2017. The Trustees also noted the very high ratings for sustainability assigned to the Funds by Morningstar. In addition, the Trustees considered each Fund's performance relative to the Fund's category selected by Lipper, Inc. ("Lipper"), a nationally recognized organization that ranks mutual fund performance. The Trustees considered each Fund's performance within its Lipper category, as measured in quintile rankings.

The Trustees found that the longer-term investment performance of the Funds, both in absolute numbers and relative to their Morningstar and Lipper categories, remains strong. The Trustees noted the risk-averse investment style used by Saturna to manage the Funds and considered other factors, which can affect a Fund's performance relative to the Fund's broader Morningstar and Lipper peer categories. In evaluating such performance data, the Trustees noted that Islamic investment restrictions to which the Funds adhere increase Saturna's research expenses and obligations and impose major constraints on Saturna's selection of the Funds' portfolio investments that impact performance. The Trustees found that Saturna continued to manage the Funds in a manner that is designed to be acceptable to Islamic investors and that the risk-averse approach also is attractive non-Islamic long-term investors.

Recognizing the investment mandate of the Funds, the Trustees also considered the performance of the Funds as compared to a group of other faith-based managed funds with similar assets and investment objectives and strategies. The Trustees considered these comparative performance data, along with the comparative data published by Morningstar and Lipper, as well as each Fund's performance relative to its benchmark, to evaluate each Fund's performance over near-term and long-term time periods. When evaluating the Funds' performance record, the Board noted that relative performance comparisons, especially over limited periods of time, is only one of the factors that it deems relevant to its consideration of each Fund's agreement. The Board noted that, after considering all relevant factors, it may be appropriate to approve the continuation of the agreement notwithstanding a Fund's underperformance relative to its Morningstar or Lipper peer groups during certain periods.

The Trustees also reviewed the fees and expenses of the Funds and considered the components of each Fund's operating expenses. The Trustees noted that the expense ratios for both share classes of Amana Growth, Amana Developing World and Amana Participation, and for the Institutional share class of Amana Income, were below their respective Morningstar Category average expense ratios. In light of the services provided by Saturna, the Trustees found each Fund's advisory fee structure and expense ratios compared to the peer group presented to be fair given the size of each Fund, the services provided, the volume of transaction orders processed by the adviser, and the expenses incurred by the adviser. They noted the significant sponsorship of the Funds by Saturna evidenced, in part, by the amount of fees and expenses paid by Saturna out of its own resources to brokerage platforms and similar unaffiliated intermediaries. The Trustees noted that the expenses imposed by intermediaries are often borne by funds and the Trustees appreciated that Saturna's efforts help make the Funds more widely available and otherwise less expensive had the Funds borne these operational expenses. The Trustees recognized that the competitive performance record of Amana Income Fund and Amana Growth Fund over the long-term had likely contributed to their asset size, which resulted in lower expense ratios due to rising costs being spread over a larger asset base. The Trustees also took note of the costs borne by Saturna in subsidizing operations of the Amana Developing World Fund and Amana Participation Fund, noting that it had committed significant resources in developing and managing these Funds.

The Trustees reviewed Saturna's financial information and discussed the issue of Saturna's profitability related to its management and administration of the Funds. They discussed the reasonableness of Saturna's profitability with respect to each of the Funds as part of their evaluation of whether the advisory fees bear a reasonable relationship to the mix of services provided by Saturna, including the nature, extent, and quality of such services. The Trustees noted Saturna's decades of dedicated service provided to Amana Mutual Fund Trust and its shareowners.

Continued on next page.

Semi-Annual Report	November 30, 2017	43

Renewal of Investment Advisory Contract

The Trustees considered the extent to which advisory fees paid to Saturna reflect economies of scale. The Trustees noted that as the Funds have grown, Saturna agreed to include breakpoints within the advisory fee structures and agreed that any changes to the breakpoint schedule would require the approval of the Trustees. The Trustees considered the fact that fee breakpoints lower the operating expenses and expense ratios of the Funds as assets grow and demonstrate the benefits of economies of scale are being shared with shareowners. The Trustees also noted the successful introduction of lower-cost Institutional shares and Saturna's ongoing efforts to make the Institutional shares widely available without increasing operating expenses.

The Trustees considered and compared the fees charged by Saturna to other types of advisory accounts for which Saturna serves as an investment adviser, including non-mutual fund advisory clients and individual advisory clients. The Trustees noted the significant differences between the full range of services Saturna provides to the Funds, including investment advisory services, transfer agency services, administration and other services, as compared to the investment advisory services provided to the other advisory accounts. The Trustees also considered how the various services provided to those other accounts, which include Saturna's investment management, research, and customer service operations performed for those accounts, benefit the Funds.

The Trustees considered potential benefits to Saturna and to its other businesses from acting as investment adviser for the Funds, but also noted that Saturna's other business lines also potentially benefit the Funds. The Trustees also noted that there were no soft dollar arrangements with respect to trading in the Funds' portfolios and that Saturna's affiliated broker, Saturna Brokerage Services, voluntarily waives brokerage commissions for executing Fund portfolio transactions, resulting in lower transaction costs for the Funds.

The Trustees concluded that the fees paid by the Funds to Saturna were, from an arm's-length bargaining perspective, reasonable and in the best interest of the Funds and their shareowners in light of the services provided, comparative performance, expense and advisory fee information, costs of services provided, profits to be realized, and benefits derived or to be derived by Saturna from its relationship with the Funds. Following this discussion, the Trustees unanimously agreed to renew the agreements between Saturna and Amana Growth Fund, Amana Income Fund, Amana Developing World Fund, and Amana Participation Fund.

44	Semi-Annual Report	November 30, 2017

Availability of Quarterly Portfolio Information

(1) The Amana Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

(2) The Funds' Forms N-Q are available on the SEC's website at www.sec.gov.

(3) The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(4) The Funds make a complete schedule of portfolio holdings after the end of each month available at www.amanafunds.com.

Availability of Proxy Voting Information

(1) A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-888-732-6262; (b) on the Funds' website at www.amanafunds.com; and (c) on the SEC's website at www.sec.gov.

(2) Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-888-732-6262; (b) on the Funds' website at www.amanafunds.com; and (c) on the SEC's website at www.sec.gov.

Semi-Annual Report	November 30, 2017	45

Householding Policy

To reduce expenses, we may mail only one copy of the Funds' prospectus, each annual and semi-annual report, and proxy statements, when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-888-732-6262 or write to us at Saturna Capital/Amana Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies thirty days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-888-732-6262 or write to us at Saturna Capital/Amana Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Privacy Statement

At Saturna Capital and the Amana Mutual Funds Trust, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain non-public information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareholder reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information please call us at 1-800-728-8762.

46	Semi-Annual Report	November 30, 2017

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Semi-Annual Report	November 30, 2017	47

This report is for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus.

Amana Mutual Funds Trust began operations in 1986. Saturna Capital Corporation, with extensive experience in mutual funds, invests the Trust's portfolios and handles daily operations under supervision of Amana's Board of Trustees.

(graphic omitted)

Saturna Capital
1300 N. State Street
Bellingham, WA 98225
1-800-728-8762
www.amanafunds.com

	Investment Adviser, Administrator, and Transfer Agent	Saturna Capital Corporation Bellingham, WA
	Custodian	Bank of New York Mellon Brooklyn, NY
	Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP Philadelphia, PA
	Legal Counsel	K & L Gates LLP Washington, DC
♻ This report is printed on paper with a minimum of 30% post-consumer fiber using soy-based inks. It is 100% recyclable.

Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) Internal control over financial reporting is under the supervision of the principal executive and financial officers. On November 23, 2017, Mr. Nicholas Kaiser (President) and Mr. Christopher Fankhauser (Treasurer) reviewed the internal control procedures for Amana Mutual Funds Trust and found them reasonable and adequate.

(b) No change.

Item 12. Exhibits

Exhibits included with this filing:

(a)(1) Code of Ethics.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMANA MUTUAL FUNDS TRUST

By:

/s/ Nicholas Kaiser
Signature and Title

Nicholas Kaiser, President
Printed name and Title

January 29, 2018
Date

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Nicholas Kaiser
Signature and Title

Nicholas Kaiser, President
Printed name and Title

January 29, 2018
Date

By:

/s/ Christopher Fankhauser
Signature and Title

Christopher Fankhauser, Treasurer
Printed name and Title

January 29, 2018
Date

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